                                             OMB APPROVAL
                                             OMB Number: 3235-0570
                                             Expires: October 31, 2006
                                             Estimated average burden
                                             hours per response. . . . . . .19.3

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-8056
                                  --------------------------------------------

                             MMA Praxis Mutual Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     3435 Stelzer Road  Columbus, OH 43219
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

           BISYS Fund Services  3435 Stelzer Rd.  Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   (614)-470-8000
                                                   ---------------------

Date of fiscal year end:            12/31/04
                        ------------------------------

Date of reporting period:           6/30/04
                         -----------------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

      Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                    MMA PRAXIS MUTUAL FUNDS

                    SEMI-ANNUAL REPORT AND PRIVACY POLICY

                    FOR THE SIX MONTHS ENDING JUNE 30, 2004

                    INTERMEDIATE INCOME FUND
                    CORE STOCK FUND
                    VALUE INDEX FUND
                    INTERNATIONAL FUND

[MMA LOGO]
                                                                  PROFITS RISE,
STEWARDSHIP                                                       MARKETS
SOLUTIONS                                                         HESITATE

NOTICE OF PRIVACY POLICY & PRACTICES

MMA PRAXIS MUTUAL FUNDS
NOTICE OF PRIVACY POLICY & PRACTICES

MMA Praxis Mutual Funds recognizes and respects the privacy concerns and expectations of our customers(1). We are committed to maintaining the privacy and confidentiality of your personal information. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

We collect nonpublic personal information about our customers from the following sources:

- ACCOUNT APPLICATIONS AND OTHER FORMS -- which may include a customer's name, address,social security number, and information about a customer's investment goals and risk tolerance;

- ACCOUNT HISTORY -- including information about the transactions and balances in a customer's account(s); and

- CORRESPONDENCE -- written, telephonic or electronic between a customer and MMA Praxis Mutual Funds or service providers to MMA Praxis Mutual Funds.

We may disclose all of the information described above to certain third parties who are not affiliated with MMA Praxis Mutual Funds under one or more of these circumstances:

- AS AUTHORIZED -- if you request or authorize the disclosure of the information.

- AS PERMITTED BY LAW -- for example sharing information with companies who maintain or service customer accounts for MMA Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

- UNDER JOINT AGREEMENTS -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

We require service providers to MMA Praxis Mutual Funds:

- to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of MMA Praxis Mutual Funds; and

- to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of MMA Praxis Mutual Funds.

[MMA LOGO]              We will adhere to the policies and practices described
                        in this notice regardless of whether you are a current
                        or former shareholder of MMA Praxis Mutual Funds.
---------
(1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to MMA Praxis Mutual Funds, but do not invest in MMA Praxis Mutual Funds shares.

                            MMA PRAXIS
                            MUTUAL FUNDS

                            SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDING JUNE 30, 2004

                            INTERMEDIATE INCOME FUND
                            CORE STOCK FUND
                            VALUE INDEX FUND
                            INTERNATIONAL FUND

TABLE OF CONTENTS

TABLE OF CONTENTS

MESSAGE FROM THE PRESIDENT .......................    1

MMA PRAXIS TRUSTEE Q&A ...........................    6
MMA PRAXIS STEWARDSHIP INVESTING UPDATE ..........    8

MMA PRAXIS INTERMEDIATE INCOME FUND

   Portfolio managers' letter ....................   12
   Performance review ............................   14
   Schedule of portfolio investments .............   16
   Statement of assets and liabilities ...........   23
   Statement of operations .......................   24
   Statements of changes in net assets ...........   25
   Financial highlights ..........................   26

MMA PRAXIS CORE STOCK FUND

   Portfolio managers' letter ....................   29
   Performance review ............................   32
   Schedule of portfolio investments .............   34
   Statement of assets and liabilities ...........   37
   Statement of operations .......................   38
   Statements of changes in net assets ...........   39
   Financial highlights ..........................   40

MMA PRAXIS VALUE INDEX FUND

   Portfolio managers' letter ....................   42
   Performance review ............................   44
   Schedule of portfolio investments .............   46
   Statement of assets and liabilities ...........   54
   Statement of operations .......................   55
   Statements of changes in net assets ...........   56
   Financial highlights ..........................   57

MMA PRAXIS INTERNATIONAL FUND

   Portfolio manager's letter ....................   60
   Performance review ............................   62
   Schedule of portfolio investments .............   64
   Statement of assets and liabilities ...........   70
   Statement of operations .......................   71
   Statements of changes in net assets ...........   72
   Financial highlights ..........................   73

NOTES TO FINANCIAL STATEMENTS ....................   75
MANAGEMENT OF TRUSTEES ...........................   81

Glossary of Terms

Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Capital Index-Europe, Australia and the Far East Index (MSCI-EAFE) is an unmanaged Morgan Stanley Capital International Index that is designed to measure the performance of the developed stock markets of Europe, Australia and the Far East.

Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), is a widely recognized index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor's 500/Barra Value Index (the "S&P 500/Barra Value Index"), is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios.

Gross Domestic Product (the "GDP"), is the measure of the market value of the goods and services produced by labor and property in the United States.

Price-to-Earnings Ratio (the "P/E Ratio"), is a valuation ratio of a company's current share price compared to its per-share earnings.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

                                       A

MESSAGE FROM THE PRESIDENT

MESSAGE FROM THE PRESIDENT
FINANCIAL MARKETS IN REVIEW

Dear MMA Praxis Shareholder:

As the second quarter drew to a close, the market seemed more inclined to go out with a whimper than with a bang. After the gut-wrenching highs and lows of the past few years, this year's market has been in something of a holding pattern. Investors have been holding back ahead of a widely anticipated hike in interest rates at the end of June, and rising commodity prices have prompted new worries about inflation. On the plus side, the economic recovery has proved more robust than originally anticipated, with jobs growth well above previous expectations. But the real test of a sustainable recovery lies with bottom-line profits, and investors have been in wait-and-see mode ahead of second-quarter corporate earnings reports, due out in July. Add in the normal uncertainty of an election year, plus continued threats of terrorism and political instability in Iraq and other areas of the world, and you've got a wall of worry that's tough to climb. With most of the positives offset with negatives, returns on most asset classes were quite muted. The following chart highlights the returns of several widely followed indices:

                               FIRST QUARTER 2004   SECOND QUARTER 2004   YEAR-TO-DATE RETURNS
                               ------------------   -------------------   --------------------
S&P 500 Index(1)                   1.69%                 1.72%                  3.44%
                                   ----                 -----                   ----
Lehman Brothers Aggregate
Bond Index(1)                      2.66%                -2.44%                  0.15%
                                   ----                 -----                   ----
S&P 500/Barra Value Index(1)       3.35%                 0.80%                  4.17%
                                   ----                 -----                   ----
MSCI EAFE Index(1)                 4.34%                 0.22%                  4.56%
                                   ----                 -----                   ----

With optimism about the economic recovery weighed down with uncertainty, investors sought refuge in larger-cap stocks - reversing the trend from the previous several quarters, when smaller-cap stocks pulled well ahead of their bigger counterparts. Large company stocks generally out-performed their smaller cousins. Among investing styles, growth stocks generally fared better than value issues, but size had a bigger impact on performance than style.

SNAPSHOT OVERVIEW OF THE FINANCIAL MARKETS AND THE ECONOMY

MMA's investment managers believe that most asset classes are close to their fair value ranges. Within these ranges, we believe valuations are somewhat better than they were earlier in the year when many equity-type asset classes approached overvalued levels. Since then, prices have declined and fundamentals have improved. The improvement is perhaps most noticeable with respect to U.S. stocks. The surge in earnings has contributed to more reasonable price/earn-ings metrics for many stocks. However, we continue to believe that investors should expect more subdued returns from stocks over the next five years (with volatility along the way), with average annual returns in the mid to upper single digit range.

--------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

With each passing month the economy gets stronger and we believe the United States is in a healthy recovery. Over the last year, real (inflation-adjusted) Gross Domestic Product(1) (GDP) grew at the fastest rate in 20 years. Though we believe the level of economic stimulus will decline going forward, and the economy will not maintain its recent pace, we believe the general economic pic-ture looks solid for the near future.

Profits have boomed. Because profits suffered an unusually severe crash, the rebound has been almost as amazing. Cash profit margins are at levels not seen in decades, and the level of profits as a percentage of GDP, at over 10 percent, is extremely high. Obviously, this won't last forever. In our opinion, profit growth will definitely slow, but for the time being profi ts continue to surprise on the upside even while they slow. Not surprisingly then, inflation is picking up (more than 3 percent over the past 12 months) and rates have backed up in the bond market as a result, with the 10-year Treasury yield about one percentage point above its incredibly low level last summer. The virtual certainty of the Federal Reserve System raising short-term interest rates (which has now begun) has contributed to nervousness in the stock market. But it is important to understand that we believe rates are rising because the economy is getting stronger, and this is reflected in rising profits.

A FEW COMMENTS ON RISK, EQUILIBRIUM, AND OPPORTUNITY

Most investors normally think of risk in terms of cyclical risks, structural risks, geopolitical risks, and sometimes, secular factors. These days, however, the risks most often mentioned are oil prices and their impact on the economy, China's overheating economy, terrorism, and interest rates. These risks, with the exception of the terrorism wild card, don't seem worse than we've typically observed over the years. Financial asset valuations seem consistent with this observation, reflecting investors' willingness to take some risk, and perhaps their recognition that this could be a benign cycle with satisfactory returns supported by only moderate increases in inflation and interest rates.
At the same time there is not a high level of optimism priced into financial assets, as investors understand that there are risks, including the hard-to-assess terrorism factor. So things seem to be in equilibrium for now.

Equilibrium may sound like a healthy thing but we believe the real opportunity for investors is when things are not in equilibrium. MMA's investment process helps us deal with a complex and uncertain world and helps in our search for stocks and bonds selling at attractive prices. A disciplined focus on asset valuations is the key component. In our opinion this allows us to base decisions on what is "knowable," which really means what can be confidently evaluated. This analysis is most valuable when financial asset prices are out of balance, as they were a few years ago when value stocks and high-yield bonds were cheap and technology and large-cap growth stocks were massively overpriced. These are the opportunities we look for because we believe the odds for significant, long-term payoffs are so compelling. Unfortunately, great bargains are not an every-year occurrence and we are forced to wait patiently for the excesses of the market to create compelling opportunities.

As previously noted, we believe that portfolio returns could be decent, though not spectacular, over the coming years compared to average inflation levels. At some point along the way, some of the risks discussed (or others not discussed) will turn into reality and there will be temporary losses. It is these "opportunities" that patient investors wait for. This is why truly long-term investors should welcome temporary market declines as an opportunity to buy assets on sale.

--------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

MUTUAL FUND SCANDAL SHOCK WAVES CONTINUE TO BE FELT

Shock waves from the mutual fund scandal continue to reverberate across the landscape. Ten months after revelations that some fund companies were striking deals with favored investors that resulted in cheating long-term shareholders, virtually every aspect of how mutual funds are run and sold is being scrutinized or reconsidered. Many of the changes rippling through the mutual fund world are, of course, being made under orders from regulators or threats of legislation in Congress. New rules from the Securities and Exchange Commission (SEC) are forcing enhanced compliance procedures to make sure that funds are following the rules and that fund boards are both independent and fully engaged in providing appropriate oversight. As a result, mutual fund directors, even those who have been doing their job well, are taking a fresh look at their practices.

With this in mind, MMA management felt that shareholders would appreciate hearing from the independent directors who have been elected by you to provide fiduciary oversight of the funds that have been entrusted to MMA Praxis Mutual Funds. Elsewhere in this report, you can hear directly from the Trustees on matters of compliance, oversight, and stewardship. We hope you find these interviews helpful and informative.

PORTFOLIO PERFORMANCE

Investment Concerns:

CORE STOCK FUND: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

INTERMEDIATE INCOME FUND: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

INTERNATIONAL FUND: International investing involves increased risk and volatility. Among others, additional risks include fluctuations in currency exchange rates, differences among various countries in how taxes are computed and paid, differences in accounting standards which can result in different valuations for similar companies, and differences in auditing and financial reporting practices.

VALUE INDEX FUND: Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

-------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FL UCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

MMA PRAXIS CORE STOCK FUND

Year to date through June 30, 2004, the Core Stock Fund A share (NAV) has returned 3.75 percent*, outperforming its index (Standard & Poor's 500 Index(1)). The performance over the longer term is also noteworthy. Most importantly, over the past five years, this fund's A share (NAV) has outperformed the S&P 500 on a net basis, after expenses. Lipper, a widely used mutual fund research service, designated the Core Stock Fund A share (NAV) as a Lipper Leader based on its preservation of principal and for Tax Efficiency for the period ended June 30, 2004.(2)

MMA PRAXIS INTERMEDIATE INCOME FUND

Year to date through June 30, 2004, the Intermediate Income Fund A share (NAV) delivered performance of 0.02 percent.* Against the Lehman Aggregate Bond Index(1), it lagged by the slight margin of 15 basis points (0.15%)* on a net (after expenses) basis. The longer-term returns for this fund (A Share NAV) are
0.11 percent, 5.52 percent, and 6.09 percent for the trailing one, five and ten years respectively.*

MMA PRAXIS INTERNATIONAL FUND

This fund had two outstanding years in 1998 and 1999. However, from 2000 forward, the fund has performed at unacceptable levels. At the end of 2003, shareholders approved a recommendation from management and the trustees to replace the subadvisor who had managed the fund since inception. After an extensive search, led by Morningstar's institutional consulting division, we selected Evergreen Investment Management Co. to assume management responsibilities for this fund. Evergreen's international investment management team has been in place for nearly 13 years, and over this time period has developed an enviable track record of delivering superior risk-adjusted returns.

Unfortunately, performance during the first six months of their stewardship has not been good. Year to date through June 30, 2004, the fund's A share (NAV) has generated a return of 0.64 percent, lagging its benchmark by nearly 4 percent.* Although we are obviously disappointed in the performance of Evergreen for their very short-term performance, we remain confident of their proven ability that should deliver competitive, risk-adjusted long-term returns for MMA Praxis International Fund shareholders.

----------
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

(2) Lipper ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class, as of 6/30/04. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds.

      Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of 6/30/04. Tax Efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

      The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Preservation and Tax Efficiency metrics over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. MMA Praxis Core Stock Fund was rated among 7,326 Large Cap Core funds for Preservation, and 799 Large Cap Core funds for Tax Efficiency. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. The Lipper rankings are based on total return and do not reflect a sales charge. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2002, Reuters, All Rights Reserved.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

MMA PRAXIS VALUE INDEX FUND

The other domestic equity fund in the MMA Praxis family of mutual funds is the MMA Praxis Value Index Fund. For the first six months of 2004, the fund (A Share
NAV) posted a return of 2.41 percent*, which lagged both the Barra Value Index.(1) For a more detailed description of those factors that contributed to the fund's underperformance, please read the portfolio managers' commentary found later in this report.

CONCLUSION

At MMA, we continue to espouse the firm conviction that socially conscious investing, and the alignment of faith, values, and financial decisions can, and does, make a difference. This difference is manifested in a double bottom-line benefit. First, ongoing and proactive investing in companies, which the investor deems to be engaged in socially desirable activities or practices, can provide for competitive investment returns. Numerous academic research studies clearly reinforce this contention (see www.sristudies.org). Secondly, individual and institutional investors are increasingly exploiting the opportunity to drive their core values and missions through shareholder engagement by entering into meaningful dialogue with company management. At MMA, we have focused our initiatives in those areas where we feel we can make a material difference in the lives of those who are marginalized and powerless. For an update on our work in this area, please be sure to read Mark Regier's Stewardship Investing Update in this report.

Thank you for the opportunity to partner with you in helping you meet your financial goals. We will continue to work hard to help you realize a "double bottom-line" return on the funds you have entrusted to us.

Sincerely,

/s/ John L. Liechty
----------------------
John L. Liechty
President, MMA Praxis Mutual Funds

-------
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FL UCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

MMA PRAXIS TRUSTEE Q&A

MMA PRAXIS TRUSTEE Q&A

MMA management felt that shareholders would appreciate hearing from the independent directors who have been elected by you to provide fiduciary oversight of the funds that have been entrusted to MMA Praxis Mutual Funds. We posed the following questions to our independent trustees:

[PHOTO OF KAREN HARDER] [PHOTO OF RICHARD REIMER] [PHOTO OF CLAIR SAUDER] [PHOTO OF DONALD E. SHOWALTER] [PHOTO OF AL YODER]

Q: WHAT'S THE MOST IMPORTANT QUALITY FOR A MUTUAL FUND TRUSTEE?

An independent mutual fund trustee must have the qualities of integrity and optimism about the work he/she does in playing a small, but important, part in maintaining the integrity of the American financial system. The trustees must be mindful that the sponsor needs to be motivated to good performance and remain financially healthy and vibrant in order to meet the ever-changing economic and regulatory environment in which it operates - Donald E. Showalter

An understanding of the mutual fund industry and business environment within which it functions; a strong belief in the "rightness" of socially responsible investing from the perspective of a Christian/Anabaptist based system of values.
- Karen Harder

In addition to the expected qualities of a mutual fund trustee, an MMA Praxis trustee should have an understanding and appreciation for the core values and mission of MMA. - Clair Sauder

Certainly a basic knowledge of financial markets is essential and beyond that, taking time to keep abreast of what is happening in the financial field as well as current economic conditions. Perhaps even more important is the ability to listen and make sound judgements about various issues faced by mutual funds.
- Richard Reimer

Q: HOW HAVE THE MUTUAL FUND SCANDALS IMPACTED YOUR ROLE AS A TRUSTEE OF THE MMA PRAXIS MUTUAL FUNDS?

As a trustee, I have the responsibility to represent shareholder interests, in terms of the return they receive on their investments. I also represent the interests of MMA Praxis Mutual Funds investors in the essential relationships between fund management, service providers, and the mutual fund regulatory agencies. - Karen Harder

The many new regulations imposed on the work of trustees as a result of the numerous scandals have given increased responsibility to independent trustees as they work on audit committees, nominating committees, etc. These new regulations require an increase in time and commitment on the part of a trustee. - Clair Sauder

The recent scandals have certainly reminded us all that trustees are responsible for the conduct and performance of the funds. Therefore, I try to keep up with the legal changes affecting mutual funds and to make certain that the funds are in compliance as well as to continue to carefully monitor performance. - Richard Reimer

Q: HOW DO YOU EVALUATE THE PERFORMANCE OF THE INVESTMENT MANAGERS WHO MANAGE SHAREHOLDER FUNDS?

As a trustee, I evaluate the performance of the investment managers in two basic areas:

            1. The economic performance of each fund as measured by the benchmarks to which each fund's performance is compared.

            2. The evaluation of how the fund managers adhere to the various risks to investors as disclosed in the fund's prospectus. - Donald E. Showalter

Return on investment compared to the industry and the benchmark. Also, complying with the stated MMA Praxis mission statement. - Al Yoder

Q: THE MUTUAL FUND INDUSTRY IS UNDERGOING RAPID CHANGE. HOW DO YOU STAY ABREAST OF THESE CHANGES?

The trustee must read and be prepared to do independent research. Each trustee spends considerable time with industry publications, Wall Street Journal and independent fund publications such as Morningstar reports. - Donald E. Showalter

I try to do as much reading as possible: this includes materials distributed by MMA, BISYS, and our legal counsel. In addition, I try to keep up by reading daily newspapers and financial periodicals. - Richard Reimer

Q: IN A NUTSHELL, WHAT IS THE MOST IMPORTANT RESPONSIBILITY CARRIED BY AN MMA PRAXIS TRUSTEE?

The trustee's most important duty is to protect the interests of the shareholder, which are primarily to make their money grow and/or to preserve their capital in funds they have selected to meet these needs in a framework of socially conscious faith-based investing. - Donald E. Showalter

I believe my most important responsibility is to represent the interests of each MMA Praxis shareholder by assuring that the funds' activities are conducted within the stewardship investing guidelines and that our investment objectives are met. - Clair Sauder

To make certain, to the extent possible, that the funds are following all of the relevant legal provisions and to evaluate the performance of the fund managers.
- Richard Reimer

Q: WHAT MAKES MMA PRAXIS DIFFERENT FROM ALL OTHER MUTUAL FUNDS AVAILABLE TO INVESTORS?

We have a faith-driven values philosophy. - Al Yoder

MMA Praxis provides an opportunity for people who want their faith and values to be reflected in the way their investment assets are managed. MMA Praxis shareholders also know that, where appropriate, we challenge companies whose operations do not meet our stewardship investing philosophy. - Clair Sauder

MMA PRAXIS STEWARDSHIP INVESTING UPDATE

MMA PRAXIS STEWARDSHIP INVESTING UPDATE

2004: A RECORD YEAR FOR SHAREHOLDER ADVOCACY

While the five-month proxy season is barely over, statistics released by the Investor Responsibility Research Center (IRRC) indicate that a record 1,147 proposals have already been filed in 2004. This is up dramatically from 802 filed in 2002 - the year's widespread corporate scandals lit a fire under many concerned investors. And not only are resolutions being filed, they are receiving new levels of support - 161 received majority support (mostly issues related to corporate governance) in 2003, a record that could be broken in 2004.

All of this activity is having real-world impact. According to Institutional Shareholder Services (ISS), the nation's leading provider of independent proxy voting analysis and services, 70 companies took action in 2004 to implement majority votes on previous shareholder resolutions. More than 40 companies took action on poison pills, while 50 moved to annual elections of directors. New stock market listing standards (promoted by shareholder advocates) have inspired greater director independence, strengthened board structures, and given shareholders more say on equity plans and repricings. A proposal, not yet adopted by the Securities and Exchange Commission (SEC), may even provide qualified investors access to the proxy ballot to nominate directors in certain circumstances. In addition, a new position of "corporate governance officer" is being seen at an increasing number of corporations and institutions.

The election of an independent chairman (separate from the CEO) received new levels of attention, particularly in the wake of the stunning "vote-no" campaign targeting Disney CEO Michael Eisner. Executive compensation, along with board independence, were the top resolutions in 2004, targeting pay for performance, severance packages and stock options expensing. Many companies have engaged in a "radical rethinking" of executive compensation strategies, but according to ISS "examples of egregious pay still stand out" and remain a key component of the unfinished corporate reform agenda.

Finally, ISS notes that socially responsible investor advocates (like MMA) "continued to negotiate [their] way closer to the mainstream, thanks in part to language that made the business case for SRI." Socially responsible investors reached agreements with companies on issues such as reduced greenhouse emissions, creation of environmental affairs offices, disclosure of global warming and environmental risks, and adoption of substantial human rights policies. MMA, rooted in our faith-based commitment to stewardship investing, is proud to be an advocate for "business case" arguments for corporate change. We have worked on a wide-range of issues with partner institutions through the Interfaith Center on Corporate Responsibility and the Social Investment Forum to leverage our voice to many different corporations.

SECOND QUARTER VOTES HIGHLIGHT IMPORTANCE OF PROXY VOTING

The proxy votes cast by MMA, on behalf of its shareholders, at corporate meetings across the United States and around the world indicate the importance of exercising this power in support of our stewardship investing values. In meetings held from April through June (the bulk of the annual proxy-voting season), MMA cast votes against the recommendations of management 378 times and supported 169 shareholder-filed resolutions. The votes were cast based on careful research and evaluation of each resolution and in accordance with MMA's proxy voting guidelines (available on the MMA Praxis Web site). We view proxy voting as a critical element of our rights and responsibilities as shareholders in hundreds of corporations and stewards of God's resources.

MMA MEETS SECURITIES AND EXCHANGE COMMISSION VOTE DISCLOSURE REQUIREMENTS

Last year, the SEC adopted regulations requiring all mutual funds to disclose and report their proxy voting records and guidelines. MMA Praxis Mutual Funds supported this move and has been proudly disclosing our proxy voting record - live - via the MMA Praxis Web site for over four years. MMA is on track to submit its first required proxy voting report to the SEC (known as "Form NPX") well ahead of the August 31 deadline. We encourage all investors to review the proxy voting records (and guidelines) of the mutual funds in which they invest - either on the mutual fund's Web site, by calling 800-527-3713 or by visiting the SEC's Web site, www.sec.gov. These records speak loudly to whose interests are being supported through the power of the proxy and whether your social convictions are being adequately represented.

UPDATE ON MMA CORPORATE ENGAGEMENTS

This wave of advocacy has lead to new corporate approaches to dealing with shareholders. ISS claims in its Preliminary 2004 Post Season Report, "To an impressive degree, constructive dialogue between shareholders and corporations replaced confrontation . . . and to the mutual benefit of both corporations and institutional investors." A record number of shareholder resolutions were actually withdrawn in the 2004 season - indicating a negotiated settlement on issues of concern or corporate commitments to a meaningful dialogues on the topic. MMA was privileged to be involved in a number of significant corporate engagements this proxy season.

PROCTER & GAMBLE: FAIR TRADE PROMISES BECOME IN-STORE REALITY. In 2003, concerned shareholders won an agreement from P&G to launch the first Fair Trade Certified coffee product by any of the three largest U.S. coffee roasters, making the company one of the world's largest purchasers of fair trade coffee. An online retail launch for Millstone Mountain Moonlight Fair Trade Certified Coffee took place last fall, with great success. The product topped, by a significant margin, several other new coffee lines launched simultaneously. Currently, final product planning and marketing work is being completed for an in-store retail launch of its Fair Trade Certified coffee product this fall.

PEPSICO: CONTINUED DIALOGUE AND SECOND-YEAR VOTE INSPIRE AGREEMENT ON HIV/AIDS REPORTING. Following a second year of dialogue and negotiation without signifi-cant breakthrough, MMA took a shareholder resolution seeking a report on the business risks of HIV/AIDS to Pepsi's current and future operations and markets, to the 2004 PepsiCo annual shareholder meeting for vote. While the resolution garnered the votes required to return for a third year, PepsiCo CEO, Steve Reinemund, announced to the gathered shareholders that the company was committed to addressing HIV/AIDS from a social and business perspective and would work with shareholders to do so. A follow-up meeting with PepsiCo executives has been scheduled for August.

FORD: SHAREHOLDER INVOLVEMENT AND MEETING WITH INDEPENDENT DIRECTOR HIGHLIGHT COMPANY COMMITMENT ON HIV/AIDS. MMA has worked with other investors from the Interfaith Center on Corporate Responsibility (ICCR) to move Ford Motor Company
- a major employer and distributor in South Africa, India, and China - to more inclusive and aggressive assessment of risks and response opportunities surrounding HIV/AIDS. The company is working on an in-depth analysis of the operational and market risks being faced and has included shareholder's independent commentary on the importance of the HIV/AIDS pandemic in its latest corporate social responsibility report. A meeting with Edsel Ford, lead director for this issue on the Ford Motor board of directors, and other key executives will take place at Ford headquarters later this summer.

PROCTER & GAMBLE: COMPANY COMMITS TO ANALYZING AND DISCLOSING HIV/AIDS IMPACT. MMA and other religious investors made a first approach to this consumer staples giant, seeking more information and involvement on the topic of HIV/AIDS and its impact in key P&G markets in Africa, Asia and Eastern Europe. The company was eager to talk and, prior to the closing of the proxy ballot, a withdrawal agreement was reached that would include shareholder involvement in the creation of a new HIV/AIDS section of the company's 2004 sustainability report. The company also agreed to announce P&G's commitments in this area at the upcoming shareholder meeting.

SARA LEE: SHAREHOLDERS SEEK TO BUILD ON FAIR TRADE SUCCESS AT P&G. Hoping to use the retail success of P&G's launch of Fair Trade Certified coffee as inspiration, MMA and nine other institutional investors have recently approached Sara Lee. Shareholders seek to energize and expand Sara Lee's current - but minor - fair trade coffee purchases through dialogue and engagement. We are currently awaiting a response from the company.

WORLD BANK GROUP: MULTIPLE CONVERSATIONS OPEN NEW DOORS FOR CORPORATE IMPACT. While institutional investors cannot buy shares directly in World Bank institutions, this multi-lateral financial behemoth is a critical player in some of the world's largest and most socially and environmentally sensitive development projects. Many of these projects involve companies - as financiers or corporate partners - held in institutional portfolios. Over the past decade, the World Bank has emerged as an important - if often unofficial - standard setting organization, and one that has proven eager to engage the social investment community. Through the International SRI Working Group, currently chaired by MMA, we have had a number of opportunities to interact with key World Bank Group staff on topics of social and environmental standards, project financing policy, the business impact of AIDS and the Bank's leadership role with the global finance community.

In particular, shareholders have worked to support the launch of the EQUATOR PRINCIPLES, which commit signatories (such as Citigroup, Barclays, and Dresdner
Bank), to maintaining World Bank social and environmental standards for financing of major business and infrastructure projects around the world. Today, 80 percent of global project financing is provided by Equator-signatory institutions. In addition, the recent launch of the Bank's EXTRACTIVE INDUSTRIES REVIEW - and the social investment community's support of many of its key provisions - has inspired requests for dialogue from the Bank and several extractive industry corporations. These conversations have covered the current ineffectiveness of nature resource exploitation in alleviating poverty and contributing to development, the potentially beneficial role of the World Bank Group in extractive projects, and possible alternatives for resources currently targeting the extractive sector. In all, the conversations have been enlightening and have opened new doors for shareholders to influence many of the corporations and industries in which we invest.

MMA PRAXIS CELEBRATES BY OPENING DOORS OF OPPORTUNITY FOR OTHERS

As part of the 10(th) Anniversary Celebration of MMA Praxis Mutual Funds, MMA Praxis has agreed to match contributions (at a 50 percent level, up to $10,000) made to the Deka Fund through Dec. 31, 2004. And you're invited to participate!

The Deka Fund is a specially restricted fund established by MMA Community Development Investments to help leverage additional investments in MMA CDI that support economic opportunities for disadvantaged individuals and communities. For each dollar donated to the Deka Fund, MMA CDI can receive and place $10 or more with respected community development organizations around the world. We invite all MMA Praxis shareholders to join us in this endeavor. Visit the Community Development Investing section of the MMA Praxis Web site (www.mmapraxis.com) for more information.

Mark A. Regier
Stewardship Investing Services Manager

---------------
Some of the companies in bold print may be investments within one or more of the MMA Praxis Mutual Funds. Please check the fund's Schedule of Portfolio Investments for a complete list of holdings as of 6/30/04.

MMA PRAXIS INTERMEDIATE INCOME FUND

MMA PRAXIS INTERMEDIATE INCOME FUND
SEMI-ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

INVESTMENT CONCERNS:

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

During the first quarter of 2004, there was a great deal of concern about the lack of job growth despite solid economic growth. Fixed income markets were dominated by interest rate volatility based on monthly analysis of various economic metrics. In particular, employment growth was the main metric during the first half of 2004. Interest rates dropped during the first quarter, based on very weak employment growth.

The second quarter began with a surprisingly strong employment report that, upon release, caused interest rates to rise immediately. Prior to the April 2 release of employment information, many market participants openly wondered when hiring would pick up. The March data, released in early April, quickly eliminated the naysayers and each subsequent jobs report throughout the quarter provided further evidence of a cyclical upturn in hiring.

Evidence of solid economic footing and a mild uptick in inflation sent interest rates higher. The yield for the 10-year Treasury began the second quarter at
3.84 percent and ended the quarter at 4.60 percent. This 76 basis point (0.76%) rise in the 10-year accurately predicted the beginning of a more restrictive Federal Reserve monetary policy.

Stimulative monetary policy is normally warranted in a depressed or slow growth environment. We believe the economy is neither depressed nor growing slowly. The economy is clipping along at a healthy 4 percent or so rate of growth. At the June meeting, which coincided with quarter end, the Federal Funds rate of 1 percent was increased to 1.25 percent. We believe this is a moderate step toward a less stimulative monetary policy. A step not intended to shock the system, but a very loud warning shot across the bow that more rate hikes are coming.

In our view this marks the beginning of a phase of monetary policy that appears to be moving from highly stimulative toward neutral. In the statement that accompanied the 25 basis point (0.25%) rate hike the Fed provided further information on its current policy: "... the Committee believes that policy accommodation can be removed at a pace that is likely to be measured. Nonetheless, the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." In other words, the Fed believes current inflation and growth data is not cause for concern but, if inflation should pick-up substantially, then the "measured" pace of perhaps 25 basis points (0.25%) per meeting could be increased to perhaps 50 basis points (0.50%) at a subsequent meeting.

This Fed tightening cycle is arguably the most transparent monetary policy shift on record. Despite Alan Greenspan's often-cited knack for ambiguity, the Fed telegraphed quite clearly to the financial markets its intentions. On the day in which the Fed increased the Fed Funds rate, longer-term interest rates actually decreased moderately. We believe this indicates the capital markets had adequately anticipated and "priced-in" the beginning of the Fed tightening cycle.

The intermediate bond fund lost ground in the first quarter and then gained considerable ground during the second quarter by minimizing its exposure to rising interest rates. The outperformance during the second quarter was largely a result of the portfolio maintaining a duration (or interest rate sensitivity) of approximately 10 percent less than its benchmark, the Lehman Aggregate Bond Index.(1) As rising rates hurt bond returns, they hurt the portfolio less than the index or peer group comparisons. In addition, credit selection and below investment grade credit exposure continued to provide positive excess returns.

OUTLOOK

We believe the economy appears to be strong. Corporations are experiencing record profitability and have strong cashflow to show for it. Strong cash flow and modest financial leverage engender very low defaults and, therefore, stable to narrowing credit spreads for the remainder of the year.

We believe the Fed will continue to raise the Fed Funds rate during the second half of the year. While the 10-year has already made quite a big move in the second quarter, we believe further pressure on the 10-year should result in higher yields.

Delmar King
MMA Praxis Intermediate Income Fund Co-Manager

Robert W. Nelson, CFA
MMA Praxis Intermediate Income Fund Co-Manager

----------------
(1)Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

                               PERFORMANCE REVIEW

MMA PRAXIS INTERMEDIATE INCOME FUND

PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04

                                  [BAR GRAPH]

              INCEPTION
                 DATE           1 YEAR     3 YEAR     5 YEAR       10 YEAR
              ---------         ------     ------     ------       -------
Class A        5/12/99            0.11%      5.21%      5.52%        6.09%
Class A*       5/12/99           -3.67%      3.87%      4.72%        5.69%
Class B         1/4/94           -0.45%      4.77%      5.02%        5.73%
Class B**       1/4/94           -4.27%      4.16%      4.85%        5.73%

*Reflects maximum front-end sales charge of 3.75%.

**Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

 GROWTH OF $10,000 INVESTMENT 6/30/94 TO 6/30/04

                                  [LINE GRAPH]

MMA Praxis Intermediate Income Fund

                                                                          Lipper Intermediate
                                                  Lehman Brothers        Investment Grade Bond
                Class A*        Class B**     Aggregate Bond Index(1)       Funds Average(2)

6/94              9629            10000                10000                     10000
                  9663            10035                10099                     10057
6/95             10762            11177                11255                     11141
                 11351            11789                11965                     11824
6/96             11115            11543                11819                     11649
                 11603            12050                12399                     12218
6/97             11856            12313                12783                     12571
                 12486            12967                13596                     13300
6/98             12924            13421                14130                     13799
                 13397            13912                14777                     14332
6/99             13294            13666                14575                     14080
                 13363            13648                14656                     14122
6/00             13663            13944                15240                     14554
                 14437            14697                16360                     15532
6/01             14934            15177                16951                     16070
                 15387            15609                17741                     16726
6/02             15825            16026                18414                     17159
                 16775            16958                19560                     18120
6/03             17376            17532                20329                     18923
                 17391            17490                20363                     18972
6/04             17394            17454                20394                     18966

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 6/30/94 to 6/30/03, and represents the reinvestment of dividends and capital gains in the fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 3.75%.

** Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/ Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

(2) The Lipper Intermediate Investment Grade Bond Fund Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to 10 years.

The above indicies are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Intermediate Investment Grade Bond Funds Average does reflect the expenses associated with the mutual funds found in the Lipper category. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

SCHEDULE OF PORTFOLIO INVESTMENTSs

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2004
(UNAUDITED)

                                                                                     PRINCIPAL
                                                                                      AMOUNT            VALUE
                                                                                     ----------       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
         Fannie Mae, Series 1997-M4, Class C, 7.44%, 8/17/18, ACES+.............     $  166,658       $  173,301
                                                                                                      ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.......................................                         173,301
                                                                                                      ----------
CORPORATE BONDS (35.4%)
AGRICULTURAL SERVICES (0.3%)
         Cargill, Inc., 7.50%, 9/1/26...........................................        250,000          278,438
                                                                                                      ----------
ASSET BACKED SECURITIES(1.8%)
         American Express Master Trust, Series 1994-3, Class A, 7.85%, 8/15/05..        250,000          253,299
         Discover Card Master Trust, 6.85%, 7/17/07.............................        500,000          512,840
         Fleet Credit Card Master Trust II, Class A, 5.60%, 12/15/08............        250,000          261,462
         MBNA Credit Card Master Note Trust, Series 2003-A1, 3.30%, 7/15/10.....        300,000          294,308
         Regions Auto Receivables Trust, 2.63%, 1/16/07.........................        246,310          247,175
                                                                                                      ----------
                                                                                                       1,569,084
                                                                                                      ----------

AUTOMOTIVE(0.4%)
         Lear Corp., Series B, 8.11%, 5/15/09...................................        300,000          341,714
                                                                                                      ----------
BROADCASTING/CABLE (0.8%)
         Clear Channel Communications, 4.63%, 1/15/08 (a).......................        150,000          151,582
         Comcast Corp., 5.85%, 1/15/10..........................................        300,000          313,040
         Cox Enterprises, Inc., 8.00%, 2/15/07 (b)..............................        250,000          275,523
                                                                                                      ----------
                                                                                                         740,145
                                                                                                      ----------
BROKERAGE SERVICES (1.7%)
         Goldman Sachs Group, 6.65%, 5/15/09....................................        500,000          544,377
         Legg Mason, Inc., 6.75%, 7/2/08........................................        350,000          379,520
         Lehman Brothers Holdings, 7.00%, 2/1/08................................        300,000          328,765
         Morgan Stanley, 5.30%, 3/1/13 (a)......................................        300,000          295,213
                                                                                                      ----------
                                                                                                       1,547,875
                                                                                                      ----------
BUSINESS SERVICES (0.3%)
         Equifax, Inc., 6.90%, 7/1/28...........................................        300,000          302,625
                                                                                                      ----------
CAPITAL GOODS (0.4%)
         Cummins Engine Co., Inc., 6.45%, 3/1/05................................        350,000          356,563
                                                                                                      ----------
COMMERCIAL BANKS (1.2%)
         Bank of America Corp., 7.75%, 8/15/15..................................        400,000          463,679
         Corporation Andina de Fomento California, 5.20%, 5/21/13...............        300,000          288,493
         State Street Corp., 7.35%, 6/15/26.....................................        300,000          346,451
                                                                                                      ----------
                                                                                                       1,098,623
                                                                                                      ----------
COMMERCIAL BANKS--SOUTHERN U.S. (0.7%)
         Bank One Texas, 6.25%, 2/15/08.........................................        600,000          643,500
                                                                                                      ----------
COMPUTER SERVICES (0.3%)
         Unisys Corp., 8.13%, 6/1/06............................................        250,000          265,625
                                                                                                      ----------
CONSTRUCTION (0.8%)
         D.R. Horton, Inc., 8.50%, 4/15/12......................................        200,000          221,000
         KB Home, 8.63%, 12/15/08...............................................        200,000          215,000
         Lafarge North America, 6.38%, 7/15/05..................................        300,000          310,125
                                                                                                      ----------
                                                                                                         746,125
                                                                                                      ----------
CONSUMER GOODS & SERVICES (0.6%)
         VF Corp., 8.10%, 10/1/05...............................................        500,000          531,875
                                                                                                      ----------
DATA PROCESSING & REPRODUCTION (0.3%)
         First Data Corp., 5.80%, 12/15/08......................................        250,000          266,875
                                                                                                      ----------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                                      PRINCIPAL
                                                                                       AMOUNT           VALUE
                                                                                     ----------       ----------
CORPORATE BONDS, CONTINUED
ELECTRIC - INTEGRATED (1.4%)
         Alabama Power Co., Series V, 5.60%, 3/15/33............................     $  300,000       $  279,996
         Kansas Gas & Electric, 6.50%, 8/1/05...................................        100,000          103,536
         Ohio Power Co., 7.00%, 7/1/04..........................................        200,000          200,000
         Pacific Gas & Electric, 6.05%, 3/1/34..................................        350,000          329,194
         Pepco Holdings, Inc., 3.75%, 2/15/06...................................        300,000          301,444
                                                                                                      ----------
                                                                                                       1,214,170
                                                                                                      ----------
ELECTRIC SERVICES  (0.3%)
         AEP Texas North Co., Series B, 5.50%, 3/1/13...........................        300,000          299,221
                                                                                                      ----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS (0.3%)
         Applied Materials, Inc., 7.13%, 10/15/17...............................        250,000          278,438
                                                                                                      ----------
ENTERTAINMENT (0.4%)
         Harman International Ind., 7.32%, 07/1/07..............................        300,000          327,000
                                                                                                      ----------
FINANCE - AUTO LOANS (0.4%)
         Ford Motor Credit Co., 7.25%, 10/25/11 (a).............................        350,000          365,502
                                                                                                      ----------
FINANCIAL SERVICES (2.8%)
         Citifinancial, 6.13%, 12/1/05..........................................        350,000          366,780
         Equitable Life, 6.95%, 12/1/05.........................................        350,000          370,203
         General Electric Capital Corp., 6.88%, 11/15/10........................        300,000          334,252
         General Electric Capital Corp., 6.75%, 3/15/32.........................        250,000          268,754
         General Motors Acceptance Corp., 6.13%, 2/1/07 (a).....................        450,000          469,688
         SLM Corp., 4.00%, 1/15/09..............................................        300,000          294,659
         Wells Fargo Co., 5.13%, 9/1/12.........................................        400,000          397,773
                                                                                                      ----------
                                                                                                       2,502,109
                                                                                                      ----------
FIRE, MARINE, AND CASUALTY INSURANCE (0.3%)
         Berkley Corp., 5.13%, 9/30/10..........................................        300,000          299,459
                                                                                                      ----------
FOOD PROCESSING  (1.0%)
         Dean Foods Co., 8.15%, 8/1/07..........................................        300,000          323,250
         General Mills, Inc., 5.13%, 2/15/07....................................        250,000          259,688
         Hormel Foods Corp., 6.63%, 6/1/11......................................        300,000          333,750
                                                                                                      ----------
                                                                                                         916,688
                                                                                                      ----------
GENERAL MEDICAL & SURGICAL HOSPITALS (0.4%)
         Healthcare (Hca), Inc., 6.95%, 5/1/12..................................        350,000          365,164
                                                                                                      ----------
GOVERNMENTS (FOREIGN) (0.4%)
CANADA (0.4%)
         Province of Ontario, 5.70%, 12/1/08....................................        500,000          391,945
                                                                                                      ----------
HOME DECORATION PRODUCTS (0.6%)
         Leggett & Platt, Inc., 7.65%, 2/15/05..................................        500,000          514,494
                                                                                                      ----------
INDUSTRIAL GASES  (0.3%)
         Praxair, Inc., 6.85%, 6/15/05..........................................        300,000          311,065
                                                                                                      ----------
INDUSTRIAL GOODS & SERVICES (0.4%)
         Masco Corp., 7.75%, 8/1/29.............................................        300,000          347,625
                                                                                                      ----------
INSURANCE (2.9%)
         Allstate Corp., 7.50%, 6/15/13.........................................        350,000          403,393
         Chubb Corp., 6.60%, 8/15/18............................................        350,000          372,912
         Lincoln National Corp., 9.13%, 10/1/24.................................        300,000          317,266
         Old Republic International Corp., 7.00%, 6/15/07.......................        350,000          382,572

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                                     PRINCIPAL
                                                                                       AMOUNT           VALUE
                                                                                     ----------       ----------
CORPORATE BONDS, CONTINUED
INSURANCE, continued
         Phoenix Home Life Mutual, 6.95%, 12/1/06 (b)...........................     $  300,000       $  317,363
         Principal Life Global, 6.25%, 2/15/12 (b)..............................        250,000          267,011
         Protective Life Corp., 7.95%, 7/1/04...................................        500,000          499,999
                                                                                                      ----------
                                                                                                       2,560,516
                                                                                                      ----------
INTERNAL COMBUSTION ENGINES, N.E.C.  (0.5%)
         Briggs & Stratton Corp., 8.88%, 3/15/11................................        350,000          408,625
                                                                                                      ----------
MACHINERY - GENERAL INDUSTRIAL (0.4%)
         Dover Corp., 6.45%, 11/15/05...........................................        350,000          367,052
                                                                                                      ----------
MEDICAL EQUIPMENT & SUPPLIES  (0.4%)
         Beckman Instruments, Inc., 7.05%, 6/1/26...............................        300,000          337,540
                                                                                                      ----------
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION  (1.3%)
         Keyspan Gas East, 7.88%, 2/1/10........................................        250,000          289,375
         Laclede Group, Inc., 8.50%, 11/15/04...................................        250,000          255,677
         Northern Natural Gas, 5.38%, 10/31/12 (b)..............................        300,000          297,558
         Southern Union Co., 8.25%, 11/15/29....................................        250,000          285,695
                                                                                                      ----------
                                                                                                       1,128,305
                                                                                                      ----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES  (3.2%)
         Anadarko Finance Co., 7.50%, 5/1/31....................................        500,000          569,374
         Burlington Resources, Inc., 7.38%, 3/1/29..............................        323,000          362,568
         Conoco, Inc., 6.95%, 4/15/29...........................................        325,000          357,906
         EOG Resources, Inc., 6.00%, 12/15/08...................................        300,000          319,963
         National Fuel Gas Co., 6.30%, 5/27/08..................................        300,000          322,185
         Pemex Project, 7.38%, 12/15/14.........................................        200,000          204,000
         Pioneer Natural Resource, 6.50%, 1/15/08...............................        350,000          371,959
         XTO Energy, Inc., 7.50%, 4/15/12.......................................        200,000          225,672
                                                                                                      ----------
                                                                                                       2,733,627
                                                                                                      ----------
OPERATIVE BUILDERS  (0.1%)
         Centex Corp., 7.38%, 6/1/05............................................        100,000          103,234
                                                                                                      ----------
PAPER PRODUCTS  (0.9%)
         Boise Cascade Co., 7.50%, 2/1/08.......................................        300,000          318,750
         Westvaco Corp., 6.85%, 11/15/04........................................        500,000          507,500
                                                                                                      ----------
                                                                                                         826,250
                                                                                                      ----------
PHARMACEUTICALS  (0.3%)
         Cardinal Health, Inc., 6.25%, 7/15/08..................................        250,000          267,839
                                                                                                      ----------
PUBLISHING: NEWSPAPERS  (1.2%)
         Knight- Ridder, Inc., 7.13%, 6/1/11....................................        500,000          562,241
         Thomson Corp., 6.20%, 1/5/12...........................................        500,000          533,125
                                                                                                      ----------
                                                                                                       1,095,366
                                                                                                      ----------
REAL ESTATE  (0.4%)
         EOP Operating LP, 7.00%, 7/15/11.......................................        300,000          326,974
                                                                                                      ----------
RETAIL - DISCOUNT  (0.4%)
         Dollar General Corp., 8.63%, 6/15/10...................................        350,000          388,938
                                                                                                      ----------
RETAIL - FOOD  (1.2%)
         Albertson's, Inc., 6.55%, 8/1/04.......................................        363,000          363,980
         Kroger Co., 7.63%, 9/15/06.............................................        300,000          325,191
         YUM! Brands, Inc., 8.88%, 4/15/11......................................        300,000          362,018
                                                                                                      ----------
                                                                                                       1,051,189
                                                                                                      ----------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)


                                                                                     PRINCIPAL
                                                                                      AMOUNT            VALUE
                                                                                     ----------       ----------
CORPORATE BONDS, CONTINUED
SURGICAL AND MEDICAL INSTRUMENTS  (0.4%)
        Guidant Corp., 6.15%, 2/15/06...........................................     $  300,000       $  314,597
                                                                                                      ----------
TELEPHONE - INTEGRATED  (1.0%)
         GTE California, Inc., 7.65%, 3/15/07...................................        300,000          329,844
         Sprint Capital Corp., 7.63%, 1/30/11...................................        300,000          331,647
         Verizon New York, Inc., Series A, 6.88%, 4/1/12........................        250,000          268,028
                                                                                                      ----------
                                                                                                         929,519
                                                                                                      ----------
TRANSPORTATION SERVICES  (1.5%)
         Golden State Petroleum Transportation, 8.04%, 2/1/19...................        250,000          253,545
         Union Tank Car Co., 7.13%, 2/1/07......................................        400,000          432,000
         United Parcel Service, 8.38%, 4/1/30...................................        500,000          650,625
                                                                                                      ----------
                                                                                                       1,336,170
                                                                                                      ----------
UTILITIES - NATURAL GAS  (0.7%)
         Michigan Consolidated Gas Co., 8.25%, 5/1/14...........................        500,000          600,000
                                                                                                      ----------
TOTAL CORPORATE BONDS...........................................................                      31,597,688
                                                                                                      ----------
CORPORATE NOTES  (1.1%)
COMMUNITY DEVELOPMENT  (1.1%)
         MMA Community Development Investment, Inc., 2.22%, 7/1/04 +(c).........        625,000          625,000
         MMA Community Development Investment, Inc., 1.48%, 7/1/04, +(c)........        350,000          350,000
                                                                                                      ----------
TOTAL CORPORATE NOTES...........................................................                         975,000
                                                                                                      ----------
INTEREST ONLY BOND  (0.3%)
GOVERNMENT NATIONAL MORTGAGE ASSOC.  (0.3%)
         1.24%, 4/16/27+........................................................      4,463,659          244,143
                                                                                                      ----------
TOTAL INTEREST ONLY BOND........................................................                         244,143
                                                                                                      ----------
MEDIUM TERM NOTES  (0.3%)

ELECTRIC - INTEGRATED  (0.3%)
         Puget Sound Energy, Inc., 6.74%, 6/15/18...............................        250,000          268,438
                                                                                                      ----------
TOTAL MEDIUM TERM NOTES.........................................................                         268,438
                                                                                                      ----------
MUTUAL FUNDS  (1.6%)
MUTUAL FUNDS (1.6%)
         Pax World High Yield Fund..............................................        164,827        1,397,737
                                                                                                      ----------
TOTAL MUTUAL FUND...............................................................                       1,397,737
                                                                                                      ----------
U.S. GOVERNMENT AGENCIES  (58.1%)
FANNIE MAE  (29.8%)
         2.25%, 5/15/06 (a).....................................................      1,750,000        1,728,111
         4.75%, 1/2/07 (a)......................................................      1,000,000        1,029,851
         5.00%, 1/15/07 (a).....................................................        750,000          779,652
         5.25%, 1/15/09.........................................................      1,050,000        1,099,854
         7.25%, 1/15/10.........................................................      2,450,000        2,789,081
         6.63%, 11/15/10 (a)....................................................      1,400,000        1,554,417
         7.45%, 10/1/11.........................................................        460,255          497,752
         4.38%, 9/15/12 (a).....................................................      1,500,000        1,439,841
         4.38%, 7/17/13.........................................................      1,500,000        1,404,497


MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                                     PRINCIPAL
                                                                                       AMOUNT           VALUE
                                                                                     ----------      -----------
U.S. GOVERNMENT AGENCIES, CONTINUED
FANNIE MAE, continued
         4.13%, 4/15/14 (a).....................................................     $  600,000      $   551,785
         6.00%, 4/1/16..........................................................        492,478          514,043
         6.00%, 8/1/16..........................................................        154,292          160,997
         6.00%, 11/1/16.........................................................        252,212          263,173
         6.00%, 11/1/16.........................................................        300,538          313,599
         5.50%, 12/1/16.........................................................        522,864          536,610
         5.50%, 2/1/17..........................................................        162,695          166,973
         5.00%, 10/1/17.........................................................        366,217          367,885
         5.00%, 3/1/18..........................................................        396,748          398,160
         5.00%, 7/1/18..........................................................        379,003          380,352
         5.00%, 9/1/18..........................................................        690,340          692,797
         7.00%, 11/1/19.........................................................         59,709           63,328
         7.00%, 1/1/24..........................................................        171,924          181,455
         5.00%, 4/1/24..........................................................        858,066          846,351
         8.50%, 9/1/26..........................................................        153,191          168,187
         7.00%, 8/1/29..........................................................        271,271          286,308
         6.50%, 6/1/32..........................................................        286,130          298,144
         6.00%, 10/1/32.........................................................        663,167          678,219
         5.00%, 2/1/33..........................................................      1,756,959        1,702,765
         5.50%, 3/1/33..........................................................        944,178          942,923
         5.50%, 4/1/33..........................................................      1,066,935        1,064,912
         6.00%, 8/1/33..........................................................        553,272          565,519
         6.00%, 10/1/33.........................................................        511,186          522,502
         5.50%, 2/1/34..........................................................        631,911          629,706
         4.06%, 2/1/34..........................................................        871,715          854,137
         2.81%, 4/1/34..........................................................        348,327          352,369
         4.26%, 5/1/34..........................................................        696,464          690,692
                                                                                                     -----------
                                                                                                      26,516,947
                                                                                                     -----------
FEDERAL HOME LOAN BANK  (3.1%)
         3.63%, 10/15/04........................................................        500,000          503,142
         3.75%, 8/15/07 (a).....................................................      1,000,000        1,005,329
         6.63%, 11/15/10........................................................        900,000          996,750
         3.88%, 6/14/13.........................................................        300,000          276,001
                                                                                                     -----------
                                                                                                       2,781,222
                                                                                                     -----------
FREDDIE MAC  (21.5%)
         6.88%, 1/15/05.........................................................        860,000          883,581
         3.50%, 2/15/08.........................................................        700,000          852,902
         2.75%, 3/15/08 (a).....................................................        850,000          820,169
         4.00%, 9/1/10..........................................................        703,391          688,691
         5.50%, 7/1/17..........................................................        522,144          534,832
         5.00%, 10/1/17.........................................................        500,307          502,043
         5.50%, 11/1/17.........................................................        671,652          687,973
         6.00%, 2/1/18..........................................................        558,519          582,802
         5.00%, 5/1/18..........................................................        432,371          433,768
         5.00%, 6/1/18..........................................................        399,497          400,788
         4.50%, 6/1/18..........................................................      1,091,328        1,068,837
         5.00%, 9/1/18..........................................................        505,512          507,145

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                                     PRINCIPAL
                                                                                       AMOUNT           VALUE
                                                                                    -----------      -------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC, continued
         5.00%, 9/1/18..........................................................    $   532,041      $     533,760
         5.00%, 10/1/18.........................................................        533,158            534,881
         5.00%, 11/1/18.........................................................        551,490            553,272
         5.00%, 5/15/23.........................................................      1,250,000            143,369
         5.00%, 7/1/23..........................................................        916,304            905,394
         6.75%, 9/15/29.........................................................        785,000            875,213
         7.00%, 2/1/30..........................................................        460,540            486,069
         7.50%, 7/1/30..........................................................        400,588            430,930
         6.50%, 2/1/31..........................................................         48,897             51,042
         7.00%, 3/1/31..........................................................        190,021            200,555
         6.75%, 3/15/31.........................................................      1,668,000          1,861,905
         6.50%, 5/1/31..........................................................        103,153            107,573
         6.50%, 8/1/31..........................................................         93,218             97,308
         6.50%, 2/1/32..........................................................        333,391            348,018
         6.00%, 10/1/32.........................................................        512,521            524,410
         5.50%, 11/15/32........................................................        400,000            152,352
         5.50%, 8/1/33..........................................................      1,115,316          1,113,868
         5.50%, 11/1/33.........................................................        578,783            578,032
         5.50%, 12/1/33.........................................................        535,994            535,298
         3.04%, 5/1/34..........................................................        700,000            695,616
         2.93%, 5/1/34..........................................................        525,000            518,499
                                                                                                     -------------
                                                                                                        19,210,895
                                                                                                     -------------
GOVERNMENT NATIONAL MORTGAGE ASSOC.  (3.7%)
         7.50%, 2/15/23.........................................................        267,285            283,782
         7.00%, 12/20/30........................................................        140,351            149,095
         6.50%, 4/20/31.........................................................        185,126            193,240
         6.50%, 7/20/31.........................................................        246,395            257,192
         7.00%, 10/20/31........................................................         83,378             88,523
         6.50%, 10/20/31........................................................        191,163            199,541
         7.00%, 3/20/32.........................................................        418,824            444,528
         3.50%, 1/20/34.........................................................        717,329            713,473
         6.93%, 9/15/39.........................................................        428,148            471,468
         6.85%, 10/15/39........................................................        488,476            536,904
                                                                                                     -------------
                                                                                                         3,337,746
                                                                                                     -------------
SMALL BUSINESS ADMINISTRATION  (0.0%)
         1.75%, 9/25/18.........................................................         40,842             40,919
                                                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCIES..................................................                        51,887,729
                                                                                                     -------------
U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES*  (0.6%)

FEDERAL HOME LOAN BANK  (0.6%)
         0.97%, 7/2/04..........................................................        500,000            499,983
                                                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES*................................                           499,983
                                                                                                     -------------
U.S. TREASURY OBLIGATIONS  (0.0%)

PRIVATE EXPORT FUNDING  (0.0%)
         Export Funding Trust, Series 1994-A, Class A, 7.89%, 2/15/05...........         25,000             25,610
                                                                                                     -------------
TOTAL U.S. TREASURY OBLIGATIONS.................................................                            25,610
                                                                                                     -------------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                                     PRINCIPAL
                                                                                      AMOUNT             VALUE
                                                                                    ------------     -------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (11.8%)
SHORT TERM (11.8%)
         Credit Suisse First Boston Collateral..................................    $   566,017      $     566,017
         Northern Institutional Liquid Asset Portfolio..........................      8,830,687          8,830,687
         Salomon Collateral.....................................................      1,071,959          1,071,959
         Standard Chartered Bank Letter of Credit...............................         15,901             15,901
         U.S. Treasury Bond, 6.00%, 2/15/06.....................................         10,665             10,665
                                                                                                     -------------
                                                                                                        10,495,229
                                                                                                     -------------
TOTAL INVESTMENTS (COST $96,884,061) (d)   -  109.4%............................                     $  97,564,858
         Liabilities in excess of other assets   - (9.4)%.......................                        (8,337,911)
                                                                                                     -------------
NET ASSETS - 100.0%.............................................................                     $  89,226,947
                                                                                                     =============

----------------
(a)   All or part of this security was on loan as of 6/30/04.

(b) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation.......................................    $ 1,713,750
                  Unrealized depreciation.......................................     (1,032,953)
                                                                                    -----------
                  Net unrealized appreciation...................................    $   680,797
                                                                                    ===========

* Effective yield at purchase.

+ Variable rate security. Rates presented are the rates in effect at June 30, 2004. Date presented reflects next rate change date.

ACES - Automatic Common Exchange Securities

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004
(UNAUDITED)

ASSETS:
Investments, at value (cost $85,413,832)................................................      $  86,094,629
Investment in affiliates, at value (cost $975,000)......................................            975,000
Investments held as collateral for securities lending, at value (cost $10,495,299)......         10,495,229
                                                                                              -------------
                   Total Investments....................................................         97,564,858
                                                                                              -------------
Cash....................................................................................          1,506,213
Interest receivable.....................................................................          1,048,159
Prepaid expenses........................................................................             28,714
                                                                                              -------------
                   Total Assets.........................................................        100,147,944
                                                                                              -------------
LIABILITIES:
Distributions payable to shareholders...................................................            348,430
Payable for investments purchased.......................................................              2,819
Payable for capital shares redeemed.....................................................              4,100
Payable for securities loaned...........................................................         10,495,229
Accrued expenses and other payables:
         Investment Adviser fees........................................................              5,863
         Administration fees............................................................             21,716
         Distribution fees..............................................................             32,578
         Shareholder servicing fees.....................................................              3,626
         Other..........................................................................              6,636
                                                                                              -------------
                   Total Liabilities....................................................         10,920,997
                                                                                              -------------
NET ASSETS:
Capital.................................................................................         90,342,024
Distributions in excess of net investment income........................................           (157,093
Accumulated net realized losses from investment and foreign
         currency transactions..........................................................         (1,638,816
Net unrealized appreciation from investments and translation of assets and
         liabilities in foreign currencies..............................................            680,832
                                                                                              -------------
                   Net Assets...........................................................      $  89,226,947
                                                                                              =============
Net Assets..............................................................................
         Class A........................................................................      $  49,990,639
         Class B........................................................................         39,236,308
                                                                                              -------------
                   Total................................................................      $  89,226,947
                                                                                              =============
Shares Outstanding......................................................................
         (unlimited number of shares authorized with $.01 par value)
         Class A........................................................................          5,113,878
         Class B........................................................................          4,017,096
                                                                                              -------------
                   Total................................................................          9,130,974
                                                                                              =============
Net asset value
         Class A - Redemption Price Per Share...........................................      $        9.78
                                                                                              =============
         Class A - Maximum Sales Charge.................................................               3.75%
                                                                                              =============
         Class A - Maximum Offering Price Per Share
                   (100%/(100%-Maximum Sales Charge) of
                   net asset value adjusted to the nearest cent)........................      $       10.16
                                                                                              =============
         Class B - Offering Price Per Share*............................................      $        9.77
                                                                                              =============

----------
 * Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(UNAUDITED)

INVESTMENT INCOME:
Interest .................................................................   $ 2,026,574
Dividends ................................................................        47,621
Income from securities lending ...........................................         2,720
Interest from affiliates .................................................         6,889
                                                                             -----------
                    Total Investment Income ..............................     2,083,804
                                                                             -----------

EXPENSES:
Investment adviser fees ..................................................       217,493
Administration fees ......................................................       130,433
Distribution fees-Class A ................................................        56,971
Distribution fees-Class B ................................................       155,327
Shareholder servicing fees-Class A .......................................        56,971
Shareholder servicing fees-Class B .......................................        51,776
Custodian fees ...........................................................         9,429
Trustees' fees and expenses ..............................................         4,242
Transfer agent fees ......................................................         6,887
Other expenses ...........................................................        70,859
                                                                             -----------
                    Total expenses before reductions/reimbursements .......      760,388
          Expenses reimbursed by Investment Adviser .......................     (195,076)
          Expenses reduced by Distributor .................................      (97,352)
          Expenses reduced by Custodian ...................................       (5,082)
                                                                             -----------
                    Net Expenses ..........................................      462,878
                                                                             -----------

Net Investment Income .....................................................    1,620,926
                                                                             -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains from investment and foreign currency transactions ......       77,503
Change in unrealized appreciation/depreciation from investments and
          translation of assets and liabilities in foreign currencies .....   (1,827,644)
                                                                             -----------
Net realized/unrealized losses on investments .............................   (1,750,141)
                                                                             -----------
Change in net assets resulting from operations ............................  $  (129,215)
                                                                             ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Six Months     Year Ended
                                                                              Ended June 30,  December 31,
                                                                                   2004          2003
                                                                              --------------  ------------
                                                                                (Unaudited)
From Investment Activities:
Net investment income .....................................................    $  1,620,926   $  2,876,544
Net realized gains from investment and foreign currency transactions ......          77,503      1,231,516
Change in unrealized appreciation/depreciation from investments and
         translation of assets and liabilities in foreign currencies ......      (1,827,644)    (1,465,704)
                                                                               ------------   ------------
Change in net assets resulting from operations ............................        (129,215)     2,642,356
                                                                               ------------   ------------
Distributions to Class A Shareholders:
         From net investment income .......................................      (1,001,403)    (1,536,070)
Distributions to Class B Shareholders:
         From net investment income .......................................        (796,088)    (1,657,221)
                                                                               ------------   ------------
Change in net assets from distributions to shareholders ...................      (1,797,491)    (3,193,291)
                                                                               ------------   ------------

Change in net assets from capital transactions ............................       7,645,865     10,123,508
                                                                               ------------   ------------
Change in net assets ......................................................       5,719,159      9,572,573
Net Assets:
         Beginning of period ..............................................      83,507,788     73,935,215
                                                                               ------------   ------------
         End of period ....................................................    $ 89,226,947   $ 83,507,788
                                                                               ============   ============
Accumulated/(Distributions in excess of) net investment income ............    $   (157,093)  $     19,472

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

MMA PRAXIS INTERMEDIATE INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                                Class A Shares
                                               ---------------------------------------------------------------------------------
                                               Six Months      Year Ended   Year Ended   Year Ended   Year Ended    Period Ended
                                               Ended June     December 31, December 31, December 31, December 31,   December 31,
                                                30, 2004          2003         2002         2001         2000         1999 (a)
                                               ----------      ----------   ----------   ----------   ----------    ------------
                                               (Unaudited)
Net Asset Value, Beginning of Period           $     9.99      $    10.05   $     9.69   $     9.62   $     9.46    $     9.88
                                               ----------      ----------   ----------   ----------   ----------    ----------
Investment Activities:
   Net investment income                             0.19            0.39         0.48         0.54         0.58          0.33
   Net realized and unrealized gains (losses)
          from investments                          (0.19)          (0.03)        0.37         0.07         0.16         (0.37)
                                               ----------      ----------   ----------   ----------   ----------    ----------
   Total from Investment Activities                    --            0.36         0.85         0.61         0.74         (0.04)
                                               ----------      ----------   ----------   ----------   ----------    ----------
Distributions:
   Net investment income                            (0.21)          (0.42)       (0.49)       (0.54)       (0.58)        (0.37)
   Net realized gains                                  --              --           --           --           --         (0.01)
                                               ----------      ----------   ----------   ----------   ----------    ----------
   Total Distributions                              (0.21)          (0.42)       (0.49)       (0.54)       (0.58)        (0.38)
                                               ----------      ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period                 $     9.78      $     9.99   $    10.05   $     9.69   $     9.62    $     9.46
                                               ==========      ==========   ==========   ==========   ==========    ==========
Total Return (excludes sales charge)                 0.02%(b)        3.67%        9.02%        6.47%        8.03%        (0.45%)(b)
Ratios/Supplemental Data:
   Net Assets at end of period (000)           $   49,991      $   39,270   $   32,391   $   26,931   $   20,410    $   17,670
   Ratio of expenses to average
      net assets                                     0.85%(c)        0.85%        0.85%        0.85%        0.85%         0.85%(c)
   Ratio of net investment income
      to average net assets                          3.94%(c)        3.85%        4.94%        5.59%        6.15%         5.81%(c)
   Ratio of expenses to average
      net assets*                                    1.51%(c)        1.58%        1.69%        1.65%        1.66%         1.66%(c)
   Portfolio turnover (d)                           12.89%          47.58%       58.16%       36.00%       49.66%        37.78%

----------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.

(b)   Not annualized.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS INTERMEDIATE INCOME FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                        Class B Shares
                                      -----------------------------------------------------------------------------------
                                      Six Months       Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                      Ended June      December 31,  December 31,  December 31,  December 31,    December
                                       30, 2004           2003          2002          2001          2000        31, 1999
                                      ----------      ------------  -----------   ------------  ------------   ----------
                                      (Unaudited)
Net Asset Value, Beginning of Period  $     9.98       $    10.05    $     9.69    $     9.61    $     9.46    $    10.17
                                      ----------       ----------    ----------    ----------    ----------    ----------
Investment Activities:
  Net investment income                     0.17             0.34          0.45          0.52          0.55          0.54
  Net realized and unrealized
    gains (losses) from
     investments                           (0.19)           (0.03)         0.36          0.07          0.15         (0.73)
                                      ----------       ----------    ----------    ----------    ----------    ----------
  Total from Investment Activities         (0.02)            0.31          0.81          0.59          0.70         (0.19)
                                      ----------       ----------    ----------    ----------    ----------    ----------
Distributions:
  Net investment income                    (0.19)           (0.38)        (0.45)        (0.51)        (0.55)        (0.51)
  Net realized gains from                     --               --            --            --            --         (0.01)
                                      ----------       ----------    ----------    ----------    ----------    ----------
Total Distributions                        (0.19)           (0.38)        (0.45)        (0.51)        (0.55)        (0.52)
                                      ----------       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period        $     9.77       $     9.98    $    10.05    $     9.69    $     9.61    $     9.46
                                      ==========       ==========    ==========    ==========    ==========    ==========
Total Return (excludes redemption
  charge)                                  (0.21%)(a)        3.14%         8.64%         6.21%         7.68%        (1.90%)
Ratios/Supplemental Data:
Net Assets at end of period (000)     $   39,236       $   44,238    $   41,544    $   35,814    $   33,212    $   33,111
Ratio of expenses to average
  net assets                                1.30%(b)         1.30%         1.20%         1.20%         1.20%         1.16%
Ratio of net investment income to
  average net assets                        3.49%(b)         3.41%         4.59%         5.26%         5.79%         5.35%
Ratio of expenses to average
  net assets*                               2.01%(b)         2.07%         2.19%         2.15%         2.16%         2.17%
Portfolio turnover (c)                     12.89%           47.58%        58.16%        36.00%        49.66%        37.78%

--------------
* During the period, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.

(a)   Not annualized.

(b)   Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

MMA PRAXIS CORE STOCK FUND

MMA PRAXIS CORE STOCK FUND
SEMI-ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

INVESTMENT CONCERNS:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Despite the meandering path taken by U.S. stocks during the first half of the year, broad equity market indexes like the Standard & Poor's 500 Index(1) stand within a few percentage points of their highs since bottoming in early October 2002. Strong, but moderating, economic growth continued into the first half of 2004, after racing ahead in the second half of 2003. Even as economic growth moderates, corporate profits have remained strong into the first half of this year on the benefits of increasing profitability, deep cost cutting, and strong demand. We believe profit growth, too, will likely slow from its quick pace as operating efficiencies get competed away throughout the year, but for now, U.S.-based corporations appear to have gained a purchase on the slippery slope to recovery.

Market leadership appears to be slowly shifting from the riskiest stocks in the most tenuous sectors of the economy to larger, more stable companies whose businesses are less reliant on the strength of the economy. Still, early in the year, economically sensitive stocks - those whose profits ebb and flow with the success of the economy at large - delivered huge profit growth results in comparison to a year ago. We believe these outsized profit gains are unlikely to continue, both because they resulted from deep cost cutting and because comparisons with last year become mathematically more difficult to surpass as the year wears on. And so, a hand-off appears to be occurring, where larger companies whose stocks did not benefit greatly from 2003's bull market are beginning to grab more attention from investors looking for predictability.

On the economic front we're also seeing an important hand-off from fiscal-led to job-led consumer spending. As interest rates rise in anticipation of faster economic growth, and the benefits of last year's tax cuts wear off, mortgage refinancing and lower taxes are no longer spurring the American consumer. Instead, the economy has seen an increase in jobs and personal income, both of which appear to be picking up the slack. Rising interest rates and the specter of inflation still have some economy watchers nervous, but all in all, we believe the economic recovery is reasonably healthy.

With this as a backdrop, MMA Praxis Core Stock Fund performed reasonably well during the first half of the year. The fund (A shares, up 3.47 percent) outperformed its benchmark, the Standard and Poor's 500 Index(1) (3.44 percent) during the first half of the year for a number of reasons. First of all, the types of companies we typically invest in - those with higher-quality financial profiles - have performed well as the leadership handoff began. Secondly, our slightly more defensive portfolio fared well as the market rally of 2003 fizzled. Investments in energy, consumer

----------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

staples, industrials, and health care have all generated good returns so far this year. In general, the decisions we made at the portfolio level, including sector weightings and our slightly defensive position, were positive to performance for the first half of the year. Stock specific decisions also were a net positive, though they had a smaller impact than our top-down decisions.

Among our consumer staples holdings, PEPSICO, GILLETTE, KIMBERLY CLARK, and PROCTER & GAMBLE performed particularly well, all delivering double-digit returns for the first half of the year. Often referred to as defensive stocks, the stocks name here typically perform better later in economic cycles, after growth slows to a moderate pace. By comparison, these stocks trailed their more speedy peers in the race to the top during last year's fast economic growth recovery.(1)

Another area of strength so far this year was the energy sector. Among our energy holdings, ANADARKO PETROLEUM, TRANSOCEAN OFFSHORE, and SCHLUMBERGER all rose in the double digits, followed closely by BP and ENSCO INTERNATIONAL. These stocks rose not so much because the spot price of oil rose to above $40 per barrel during June, but more because of the expectation that increasing global demand for oil would persist. With the U.S. economy recovering and China and India continuing to increase their demand for oil, we believe things are looking better in the oil patch, especially for the oil services companies that will benefit from increased drilling.(1)

While its stock only rose a modest 10 percent during the first half of the year, TARGET CORPORATION generated the largest positive impact on the portfolio among individuals stocks. The company continues to perform well even as it competes against Wal-Mart. Long saddled with low-growth department store assets, analysts have been suggesting that the company could grow faster if it sold its traditional department store properties. Target management resisted this argument for years, saying that while the department store unit grew slowly, it generated free cash that was being used to aggressively build out the Target store network. Nonetheless, speculation and later an announcement that Target would be selling its Marshall Field's stores to May Department Stores pushed the stock higher. Target also expects to announce a sale of its Mervyn's stores in the near future.(1)

On the negative side, a few stock specific cases dampened returns during the first half of the year. FANNIE MAE, a regular target for criticism on Capitol Hill and in the business news, came under increasing scrutiny during the early part of the year for the manner in which it hedges risk. Also, the perennial discussion about removing the perception that the U.S. federal government fully backs the company reared its head yet again. We believe that even if Fannie Mae's government sponsored entity (GSE) status was revoked and the company was forced to operate as a regular publicly traded company, it demands a higher stock market value than investors are granting it now. We believe it remains cheap relative to our earnings expectations for the company. We'll continue to watch the political situation, but we expect the company's financial results to speak louder than all of the blustering rhetoric.(1)

Another negative for the portfolio was MEDTRONIC, though the stock traded virtually flat during the period. However, it underperformed many of its peers in the medical technology industry and the health care sector at large. It remains one of our favorite investments for its wide stable of medical products, despite having trailed Boston Scientific and St. Jude Medical in the latest round of product introductions of drug-coated stents. The stents are a small portion of Medtronic's revenue stream, and only represent the difference between "very good" and "great" future profit growth. We believe Medtronic's stock price is still reasonable even if profit growth is only "very good."(1)

-----------

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

OUTLOOK

The long sustained rally in equities that ran for two decades beginning in the early 1980s was an extraordinary time for investors. While this performance is often explained by an increase in the use of technology which lead to above trend productivity gains, increasing international trade, and the end of the Cold War, we believe there is a bigger, more profound reason for it. Over this same period, interest rates consistently fell, making investments in equity shares ever more enticing. Some analysts have suggested that as much as 40 percent of the market gains over the last 20 years or so can be attributed to lower and lower interest rates.

Why does this matter now? Because we believe that rising, not falling, interest rates are more likely over the next few years, meaning that the last 20 years' tailwind may actually become a headwind that impedes the upward progress of equity prices. The correlation is not perfect, and there have been instances where rates rose and so did stocks, but over longer periods of time higher interest rates are a negative influence on stock prices. We say this not to suggest that investors should completely shun equities as part of their portfolio, but rather to temper expectations as they look into the future.

We believe stock valuations in general are in a reasonable range, and there don't appear to be any large dispersions in expected returns among different types of equities. That is, we see no obvious advantage to investing in large versus small company stocks or growth versus value. However, one place we continue to believe offers reasonable prospects is among the largest companies in the economy. The biggest companies are trading at discounts to their normal levels relative to their profits. This has come about over the last five years or so as their stocks have not moved higher even as their profits have nearly doubled in some cases. We think this trend plays into our hands as large cap investment managers, but we will still have to identify those high quality companies whose stocks trade at valuations that underestimate their profit growth prospects.

Chad M. Horning, CFA
MMA Praxis Core Stock Fund Co-Manager

John M. Nussbaum, CFA
MMA Praxis Core Stock Fund Co-Manager

-----------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

PERFORMANCE REVIEW

MMA PRAXIS CORE STOCK FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04

                              [PERFORMANCE GRAPH]

              INCEPTION
                DATE       1 YEAR       3 YEAR     5 YEAR   10 YEAR
              ---------    ------       ------     ------   -------
Class A       5/12/99      16.11%       -0.86%     -2.15%    8.60%
Class A*      5/12/99       9.98%       -2.62%     -3.20%    8.02%

Class B       1/4/94       15.40%       -1.46%     -2.76%    8.25%
Class B**     1/4/94       11.40%       -2.12%     -2.93%    8.25%

*     Reflects maximum front-end sales charge of 5.25%.

**    Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

GROWTH OF $10,000 INVESTMENT 6/30/94 TO 6/30/04

                              [PERFORMANCE GRAPH]

MMA Praxis Core Stock Fund

                       Class A*        Class B**             Standard & Poor's 500 Stock Index(1)
6/94                     9479            10000                          10000
                         9816            10356                          10486
6/95                    11718            12362                          12603
                        13088            13807                          14422
6/96                    13732            14487                          15877
                        15166            16000                          17731
6/97                    17618            18587                          21383
                        19586            20662                          23645
6/98                    20670            21806                          27835
                        20753            21894                          30407
6/99                    24119            25416                          34167
                        23388            24556                          36802
6/00                    23964            25082                          36645
                        23288            24301                          33453
6/01                    22202            23088                          31214
                        21452            22229                          29480
6/02                    19521            20189                          25603
                        17557            18100                          22967
6/03                    18633            19145                          25666
                        20853            21352                          29551
6/04                    21635            22094                          30568

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 6/30/94 to 6/30/04, and represents the reinvestment of dividends and capital gains in the fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 5.25%.

**Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

(1) The S&P 500 Composite Stock Price Index (the "S&P 500(R) Index")is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

SCHEDULE OF PORTFOLIO INVESTMENTS

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2004
(UNAUDITED)

                                                     SHARES      VALUE
                                                     ------      -----
COMMON STOCKS (94.2%)
BANKS (6.3%)

    Bank of America Corp. ...................        45,000   $ 3,807,900
    Bank One Corp. ..........................        50,000     2,550,000
    Wells Fargo Co. .........................        88,000     5,036,240
                                                              -----------
                                                               11,394,140
                                                              -----------

BEVERAGES (2.8%)

    PepsiCo, Inc. ...........................        94,000     5,064,720
                                                              -----------
BROKERAGE SERVICES (0.8%)
    Goldman Sachs Group, Inc. ...............        16,000     1,506,560
                                                              -----------
CHEMICALS - GENERAL (1.5%)
    Air Products & Chemicals, Inc. ..........        51,000     2,674,950
                                                              -----------
COMPUTERS & PERIPHERALS (4.9%)
    Cisco Systems, Inc. (a) .................       124,000     2,938,800
    Dell, Inc. (a) ..........................        62,000     2,220,840
    Hewlett-Packard Co. .....................        32,000       675,200
    Intel Corp. .............................       110,000     3,036,000
                                                              -----------
                                                                8,870,840
                                                              -----------

CONSUMER GOODS & SERVICES (2.8%)
    Procter & Gamble Co. ....................        94,000     5,117,360
                                                              -----------
COSMETICS & TOILETRIES (3.1%)
    Gillette Co. ............................        55,000     2,332,000
    Kimberly Clark Corp. ....................        50,000     3,294,000
                                                              -----------
                                                                5,626,000
                                                              -----------

ELECTRONIC & ELECTRICAL - GENERAL (4.9%)
    Emerson Electric Co. ....................        61,000     3,876,550
    Jabil Circuit, Inc. (a) .................       111,000     2,794,980
    Texas Instruments, Inc. .................        34,000       822,120
    Thomas & Betts Corp. ....................        50,000     1,361,500
                                                              -----------
                                                                8,855,150
                                                              -----------

FINANCIAL SERVICES (7.0%)
    Citigroup, Inc. .........................        88,000     4,092,000
    Fannie Mae ..............................        64,000     4,567,040
    MBNA Corp. ..............................       144,000     3,713,760
                                                              -----------
                                                               12,372,800
                                                              -----------

FOOD DISTRIBUTORS & WHOLESALERS (1.3%)
    Sysco Corp. .............................        67,000     2,403,290
                                                              -----------
FOOD PRODUCTS (2.5%)
    General Mills, Inc. .....................        47,000     2,233,910
    Sara Lee Corp. ..........................        99,000     2,276,010
                                                              -----------
                                                                4,509,920
                                                              -----------

HOME DECORATION PRODUCTS (1.5%)
    Newell Rubbermaid, Inc. .................       112,000     2,632,000
                                                              -----------
INDUSTRIAL GOODS & SERVICES (2.0%)
    Masco Corp. .............................       117,000     3,648,060
                                                              -----------

INSURANCE (6.3%)

    Allstate Corp. ..........................        59,000     2,746,450
    American International Group, Inc. ......        61,000     4,348,080
    Chubb Corp. .............................        36,000     2,454,480

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS,
JUNE 30, 2004
(UNAUDITED)

                                                       SHARES      VALUE
                                                      -------   -----------
COMMON STOCKS, CONTINUED
INSURANCE, continued
    Protective Life Corp. .........................    46,000   $ 1,778,820
                                                                -----------
                                                                 11,327,830
                                                                -----------

MANUFACTURING (2.3%)
    3M Co. ........................................    16,000     1,440,160
    Dover Corp. ...................................    63,000     2,652,300
                                                                -----------
                                                                  4,092,460
                                                                -----------

MEDICAL SUPPLIES (6.7%)
    Biomet, Inc. ..................................    44,500     1,977,580
    Johnson & Johnson, Inc. .......................    96,000     5,347,200
    Medtronic, Inc. ...............................    94,000     4,579,680
                                                                -----------
                                                                 11,904,460
                                                                -----------

MULTIMEDIA (0.7%)
    Time Warner, Inc. (a) .........................    74,000     1,300,920
                                                                -----------
NEWSPAPERS (1.0%)
    Gannett Co., Inc. .............................    21,900     1,858,215
                                                                -----------
OFFICE EQUIPMENT & SERVICES (2.3%)
    Pitney Bowes, Inc. ............................    92,000     4,071,000
                                                                -----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (2.6%)
    Anadarko Petroleum Corp. ......................    48,000     2,812,800
    ENSCO International, Inc. (b) .................    30,000       873,000
    Transocean Sedco Forex, Inc. (a) ..............    34,000       983,960
                                                                -----------
                                                                  4,669,760
                                                                -----------

OIL - INTEGRATED (3.2%)
    BP Amoco PLC ADR ..............................   108,000     5,785,560
                                                                -----------
OILFIELD SERVICES & EQUIPMENT (0.7%)
    Schlumberger Ltd. .............................    21,000     1,333,710
                                                                -----------
PACKAGING/CONTAINERS (1.5%)
    Sonoco Products Co. ...........................   104,000     2,652,000
                                                                -----------
PHARMACEUTICALS (9.1%)
    Cardinal Health, Inc. .........................    93,000     6,514,649
    Merck & Co., Inc. .............................    69,000     3,277,500
    Pfizer, Inc. ..................................   186,000     6,376,080
                                                                -----------
                                                                 16,168,229
                                                                -----------

RAILROADS (1.4%)
    Norfolk Southern Corp. ........................    98,000     2,598,960
                                                                -----------
RESTAURANTS (0.7%)
    Wendy's International, Inc. ...................    37,000     1,289,080
                                                                -----------
RETAIL (5.8%)
    Dollar General Corp. ..........................   141,062     2,759,173
    Lowe's Cos., Inc. .............................    62,000     3,258,100
    Target Corp. ..................................   106,000     4,501,820
                                                                -----------
                                                                 10,519,093
                                                                -----------

SOFTWARE & COMPUTER SERVICES (5.8%)
    First Data Corp. ..............................    63,000     2,804,760
    Microsoft Corp. ...............................   175,000     4,998,000
    Oracle Corp. (a) ..............................   229,000     2,731,970
                                                                -----------
                                                                 10,534,730
                                                                -----------

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS,
JUNE 30, 2004
(UNAUDITED)

                                                                       SHARES OR
                                                                       PRINCIPAL
                                                                        AMOUNT          VALUE
                                                                     ------------    ------------
COMMON STOCKS, CONTINUED
TECHNOLOGY (0.3%)
    Applied Materials, Inc. (a) ....................................       32,000    $    627,840
                                                                                     ------------
TELECOMMUNICATIONS (1.8%)
    SBC Communications, Inc. .......................................       65,000       1,576,250
    Verizon Communications, Inc. ...................................       46,000       1,664,740
                                                                                     ------------
                                                                                        3,240,990
                                                                                     ------------

TRANSPORTATION SERVICES (0.6%)
    FedEx Corp. ....................................................       13,000       1,061,970
                                                                                     ------------
TOTAL COMMON STOCKS ................................................                  169,712,597
                                                                                     ------------
U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES* (3.7%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.1%)
    0.97%, 7/2/04 .................................................. $  2,000,000       1,999,930
                                                                                     ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.6%)
    1.13%, 7/14/04 .................................................    4,750,000       4,747,839
                                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES* ...................                    6,747,769
                                                                                     ------------
CORPORATE NOTES (1.1%)
COMMUNITY DEVELOPMENT (1.1%)
    MMA Community Development Investment, Inc., 1.48%, 7/1/04 +(c)..      395,000         395,000
    MMA Community Development Investment, Inc., 2.22%, 7/1/04 +(c)..    1,570,000       1,570,000
                                                                                     ------------
TOTAL CORPORATE NOTES ..............................................                    1,965,000
                                                                                     ------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (0.3%)
SHORT TERM (0.3%)
    Northern Institutional Liquid Assets Portfolio..................      497,250         497,250
                                                                                     ------------
                                                                                          497,250
                                                                                     ------------
TOTAL INVESTMENTS (COST $163,629,525) (d) - 99.3  ..................                  178,922,616
    Other assets in excess of liabilities- 0.7% ....................                    1,384,795
                                                                                     ------------
NET ASSETS - 100.0% ................................................                 $180,307,411
                                                                                     ============

-------------------
(a)   Represents non-income producing securities.

(b)   All or part of this security was on loan as of June 30, 2004.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation.............................       $30,189,837
Unrealized depreciation.............................       (14,896,746)
                                                           -----------
Net unrealized appreciation.........................       $15,293,091
                                                           ===========

*     Effective yield at purchase.

+ Variable rate security. Rates presented are the rates in effect at June 30, 2004. Date presented reflects next rate change date.

ADR - American Depositary Receipt
PLC - Public Liability Co.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

MMA PRAXIS CORE STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004
(UNAUDITED)

ASSETS:
Investments, at value (cost $161,167,275) ...........................   $ 176,460,366
Investment in affiliates, at value (cost $1,965,000) ................       1,965,000
Investments held as collateral for securities lending, at
  value (cost $497,250) .............................................         497,250
                                                                        -------------
         Total Investments ..........................................     178,922,616
                                                                        -------------
Cash ................................................................       1,925,511
Interest and dividends receivable ...................................         188,518
Receivable for capital shares issued ................................           1,945
Prepaid expenses ....................................................          40,220
                                                                        -------------
         Total Assets ...............................................     181,078,810
                                                                        -------------

LIABILITIES:

Payable for capital shares redeemed .................................             523
Payable for securities loaned .......................................         497,250
Accrued expenses and other payables:
    Investment adviser fees .........................................          58,630
    Administration fees .............................................          52,853
    Distribution fees ...............................................          88,012
    Shareholder servicing fees ......................................          30,071
    Other ...........................................................          44,060
                                                                        -------------
         Total Liabilities ..........................................         771,399
                                                                        -------------
NET ASSETS:
Capital .............................................................     187,942,970
Distributions in excess of net investment income ....................         (53,276)
Accumulated net realized losses from investment transactions ........     (22,875,374)
Net unrealized appreciation from investments ........................      15,293,091
                                                                        -------------
         Net Assets .................................................   $ 180,307,411
                                                                        -------------
Net Assets
    Class A .........................................................   $  54,892,574
    Class B .........................................................     125,414,837
                                                                        -------------
         Total ......................................................   $ 180,307,411
                                                                        =============
Shares outstanding
    (unlimited number of shares authorized with $.01 par value)
    Class A .........................................................       4,051,132
    Class B .........................................................       9,568,372
                                                                        -------------
         Total ......................................................      13,619,504
                                                                        =============
Net asset value
    Class A - Redemption Price Per Share ............................   $       13.55
                                                                        =============
    Class A - Maximum Sales Charge ..................................            5.25%
                                                                        =============
    Class A - Maximum Offering Price Per Share
        (100%/(100%-Maximum Sales Charge) of
         net asset value adjusted to the nearest cent) ..............   $       14.30
                                                                        =============
    Class B - Offering Price Per Share* .............................   $       13.11
                                                                        =============

--------
* Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATION

MMA PRAXIS CORE STOCK FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(UNAUDITED)

INVESTMENT INCOME:
Interest ......................................................   $    39,238
Dividends .....................................................     1,402,926
Income from securities lending ................................           235
Interest from affiliates .....................................        10,010
                                                                  -----------
         Total Investment Income ..............................     1,452,409
                                                                  -----------
EXPENSES:
Investment adviser fees .......................................       644,998
Administration fees ...........................................       305,011
Distribution fees-Class A .....................................        57,925
Distribution fees-Class B .....................................       479,938
Shareholder servicing fees-Class A ............................        57,925
Shareholder servicing fees-Class B ............................       159,979
Custodian fees ................................................        14,766
Trustees' fees and expenses ...................................         7,558
Transfer agent fees ...........................................        45,581
Other expenses ................................................       124,759
                                                                  -----------
         Total expenses before reductions/reimbursements ......     1,898,440
    Expenses reimbursed by Investment Adviser .................      (351,967)
    Expenses reduced by Distributor ...........................       (34,755)
    Expenses reduced by Custodian .............................        (6,052)
                                                                  -----------
         Net Expenses .........................................     1,505,666
                                                                  -----------
Net Investment Loss ...........................................       (53,257)
                                                                  -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains from investment transactions ...............       174,301
Change in unrealized appreciation/depreciation from
  investments..................................................     5,902,662
                                                                  -----------
Net realized/unrealized gains on investments ..................     6,076,963
                                                                  -----------
Change in net assets resulting from operations ................   $ 6,023,706
                                                                  ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

MMA PRAXIS CORE STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                           Six Months       Year Ended
                                                          Ended June 30,    December 31,
                                                              2004             2003
                                                          -------------    -------------
                                                           (Unaudited)
From Investment Activities:
Net investment loss ...................................   $     (53,257)   $     (93,748)
Net realized gains/losses from investment transactions          174,301       (3,938,654)
Change in unrealized appreciation/depreciation from
  investments..........................................       5,902,662       29,510,367
                                                          -------------    -------------
Change in net assets resulting from operations ........       6,023,706       25,477,965
                                                          -------------    -------------
Distributions to Class A Shareholders:
    From net investment income ........................              --          (11,026)
                                                          -------------    -------------
Change in net assets from distributions to
  shareholders.........................................              --          (11,026)
                                                          -------------    -------------
Change in net assets from capital transactions ........       5,691,209        6,213,682
                                                          -------------    -------------
Change in net assets ..................................      11,714,915       31,680,621
Net Assets:
    Beginning of period ...............................     168,592,496      136,911,875
                                                          -------------    -------------
    End of period .....................................   $ 180,307,411    $ 168,592,496
                                                          =============    =============
Distributions in excess of net investment income ......   $     (53,276)              --

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

MMA PRAXIS CORE STOCK FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                               Class A Shares
                                          -------------------------------------------------------------------------------------
                                            Six Months     Year Ended    Year Ended    Year Ended    Year Ended   Period Ended
                                          Ended June 30,  December 31,  December 31,  December 31,  December 31,  December 31,
                                              2004            2003          2002          2001          2000        1999 (a)
                                          --------------  ------------  ------------  ------------  ------------  ------------
                                           (Unaudited)
Net Asset Value, Beginning of Period ...  $    13.06      $  11.00      $   13.44     $   14.59     $   15.02     $  17.39
                                          ----------      --------      ---------     ---------     ---------     --------
Investment Activities:
    Net investment income ..............        0.02          0.05           0.04          0.03          0.03         0.01
    Net realized and unrealized
      losses from investments ..........        0.47          2.01          (2.48)        (1.18)        (0.08)       (0.24)
                                          ----------      --------      ---------     ---------     ---------     --------
    Total from Investment Activities ...        0.49          2.06          (2.44)        (1.15)        (0.05)       (0.23)
                                          ----------      --------      ---------     ---------     ---------     --------
Distributions:
    Net investment income ..............          --            --(b)          --            --            --           --
    Net realized gains .................          --            --             --            --         (0.38)       (2.14)
                                          ----------      --------      ---------     ---------     ---------     --------
    Total Distributions ................          --            --             --            --         (0.38)       (2.14)
                                          ----------      --------      ---------     ---------     ---------     --------
Net Asset Value, End of Period .........  $    13.55      $  13.06      $   11.00     $   13.44     $   14.59     $  15.02
                                          ==========      ========      =========     =========     =========     ========
Total Return (excludes sales charge)....        3.75%(c)     18.77         (18.15%)       (7.88%)       (0.43%)      (0.91%)(c)

Ratios/Supplemental Data:
    Net Assets at end of period (000)...  $   54,893      $ 41,244      $  25,314     $  24,780     $  17,783     $ 10,318
    Ratio of expenses to average
     net assets ........................        1.25%(d)      1.25           1.20%         1.20%         1.20%        1.20%(d)
    Ratio of net investment income to
    average net assets .................        0.40%(d)      0.45           0.35%         0.25%         0.21%        0.20%(d)
    Ratio of expenses to average
     net assets* .......................        1.81%(d)      1.86           1.94%         1.86%         1.82%        1.82%(d)
    Portfolio turnover (e) .............        5.59%         7.68          10.20%        17.58%        22.77%       77.18%

-------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.

(b)   Distribution per share was less than $0.005.

(c)   Notannualized.

(d)   Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS CORE STOCK FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                        Class B Shares
                                       --------------------------------------------------------------------------------------
                                         Six Months    Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                       Ended June 30, December 31,   December 31,   December 31,   December 31,   December 31,
                                           2004           2003           2002          2001           2000            1999
                                       -----------    -----------    -----------    -----------    -----------    -----------
                                        (Unaudited)
Net Asset Value, Beginning of Period      $  12.67      $   10.74      $   13.19      $   14.42      $   14.94       $  15.29
                                          --------      ---------      ---------      ---------      ---------       --------
Investment Activities:
   Net investment income (loss) .....        (0.02)         (0.02)         (0.02)         (0.04)         (0.05)         (0.06)
   Net realized and unrealized gains
    (losses) from investments .......         0.46           1.95          (2.43)         (1.19)         (0.09)          1.85
                                          --------      ---------      ---------      ---------      ---------       --------
   Total from Investment Activities..         0.44           1.93          (2.45)         (1.23)         (0.14)          1.79
                                          --------      ---------      ---------      ---------      ---------       --------

Distributions:
   Net realized gains ...............           --             --             --             --          (0.38)         (2.14)
   Total Distributions ..............           --             --             --             --          (0.38)         (2.14)
                                          --------      ---------      ---------      ---------      ---------       --------
Net Asset Value, End of Period ......     $  13.11      $   12.67      $   10.74      $   13.19      $   14.42       $  14.94
                                          ========      =========      =========      =========      =========       ========
Total Return (excludes
   redemption charge) ...............         3.47%(a)      17.97%        (18.57%)        (8.53%)        (1.04%)        12.16%

Ratios/Supplemental Data:

Net Assets at end of period (000)....     $125,415      $ 127,348      $ 111,598      $  39,788      $  58,850       $ 58,286
Ratio of expenses to average
   net assets .......................         1.90%(b)       1.90%          1.75%          1.75%          1.75%          1.75%
Ratio of net investment income to
   average net assets ...............        (0.23%)(b)     (0.21%)        (0.20%)        (0.31%)        (0.33%)        (0.41%)
Ratio of expenses to average
   net assets* ......................         2.31%(b        2.33%          2.44%          2.36%          2.31%          2.35%
Portfolio turnover (c) ..............         5.59%          7.68%         10.20%         17.58%         22.77%         77.18%

-----------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a)   Notannualized.

(b)   Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS VALUE INDEX FUND

MMA PRAXIS VALUE INDEX FUND
SEMI-ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

INVESTMENT CONCERNS:

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

After opening up a gap of value style outperformance early in the year, so-called value stocks and growth stocks returned roughly equal performance for the first six months of the year. The modest absolute returns and the lack of divergence between the two investment styles mirrors what we have been observing in the stock market at large. That is, the strategies that worked in 2003 are not working so far this year. Last year's advantage to value style investing and the outperformance of low priced, high-risk stocks, appears to not be working any longer. Small company stocks have continued to do well early in the year, but that strategy has also begun to yield smaller advantages as large company stocks make up lost ground.

We describe these trends not to encourage investors to try to guess which market sector or style strategy will perform best in the coming period, but to explain past performance in the context of a fickle market. It also serves as a reminder that a properly managed portfolio has elements of different asset classes and equity types that, when combined, can reduce risk and may improve performance if rebalanced on a periodic basis (though not too often). As we often remind investors in this section, the MMA Praxis Value Index Fund is a passively-managed portfolio that we recommend be used as part of an asset allocation model. We don't recommend that it be used as an attempt to time the market when value-style investing is in favor by other market participants. Such behavior is fraught with danger and often causes investors to experience returns lower than what the mutual fund actually earned for investors who remained invested through the period.

The fund's first half underperformance relative to its benchmark, the Standard and Poor's 500/ Barra Value Index,(1) was most significantly driven by lack of exposure to companies excluded from the fund for socially responsible (SRI) reasons. This factor negatively impacted the fund by 1.05 percent. The fund also underperformed due to a lack of exposure to the smaller companies in the benchmark index. This factor impacted the fund by 0.20 percent. However, some of this underperformance was offset by good performance in some names not in the index that are held by the fund. The most notable company was BP.(2)

----------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

As a passively managed index fund, the managers do not explicitly manage the MMA Praxis Value Index Fund on a daily basis. Index constituents are determined twice each year and stocks are purchased in relative proportion to their market values. We continue to believe the fund remains appropriate for diversified investors seeking exposure to the U.S. large-cap value portion of the market and who want their investments to reflect their values.

Chad M. Horning, CFA
MMA Praxis Core Stock Fund Co-Manager

John M. Nussbaum, CFA
MMA Praxis Core Stock Fund Co-Manager

----------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

PERFORMANCE REVIEW

MMA PRAXIS VALUE INDEX FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04

                                  [BAR GRAPH]

                              INCEPTION                                SINCE
                                DATE       1 YEAR     3 YEAR         INCEPTION
                              ---------    ------     ------         ---------
Class A                        5/1/01      18.92%     -2.35%          -2.94%
Class A*                       5/1/01      12.62%     -4.08%          -4.57%
Class B                        5/1/01      18.25%     -2.88%          -3.45%
Class B**                      5/1/01      14.25%     -3.52%          -4.06%

*Reflects maximum front-end sales charge of 5.25%.

**Reflects applicable contingent deferred sales charge of 4.00%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

GROWTH OF $10,000 INVESTMENT 5/1/01 TO 6/30/04

                                  [LINE CHART]
MMA Praxis Value Index Fund

                      Class A*        Class B**            Standard & Poor's 500/Barra Value Index(1)

12/01                   8368             8799                                8846
                        8187             8608                                8603
                        7977             8378                                8526
                        8339             8759                                8963
                        7892             8278                                8514
                        7920             8308                                8548
6/02                    7320             7676                                8009
                        6584             6904                                7143
                        6642             6954                                7192
                        5848             6121                                6370
                        6451             6753                                6900
                        6890             7205                                7385
12/02                   6459             6754                                7001
                        6324             6613                                6809
                        6161             6442                                6624
                        6122             6392                                6615
                        6709             7006                                7269
                        7189             7499                                7804
6/03                    7251             7566                                7862
                        7406             7728                                8036
                        7474             7789                                8210
                        7406             7718                                8061
                        7909             8233                                8612
                        7957             8284                                8690
12/03                   8421             8768                                9227
                        8518             8859                                9390
                        8674             9012                                9602
                        8606             8951                                9535
                        8401             8727                                9300
                        8499             8819                                9407
6/04                    8623             8771                                9611

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/01/01 to 6/30/04, and represents the reinvestment of dividends and capital gains in the fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 5.25%.

** Reflects applicable contingent deferred sales charge of 4.00%.

(1) The Standard & Poor's 500/Barra Value Index is an unmanaged index and is constructed by dividing the stocks in the Standard & Poor's 500 Index into two categories, growth and value, according to price-to-book ratios. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deductions of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

SCHEDULE OF PORTFOLIO INVESTMENTS

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2004
(UNAUDITED)

                                                 SHARES     VALUE
                                                 ------     -----
COMMON STOCKS (99.5%)
ADVERTISING AGENCIES (0.2%)
        Interpublic Group of Co.,
         Inc. (a) ..........................      4,980   $   68,375
                                                          ----------
AIRLINES (0.1%)
        Southwest Airlines Co. .............      1,711       28,693
                                                          ----------
APPAREL MANUFACTURERS (0.4%)
        Jones Apparel Group, Inc. ..........      1,158       45,718
        Liz Claiborne, Inc. ................        907       32,634
        V.F. Corp. .........................      1,217       59,268
                                                          ----------
                                                             137,620
                                                          ----------
AUTOMOTIVE (1.6%)
        AutoNation, Inc. (a) ...............      2,107       36,030
        Dana Corp. .........................      1,770       34,692
        Ford Motor Co. .....................     22,140      346,491
        Lear Corp. .........................        700       41,293
        PACCAR, Inc. .......................      1,995      115,690
                                                          ----------
                                                             574,196
                                                          ----------
BANKS (17.8%)
        AmSouth Bancorp. ...................      4,220      107,483
        Bank of America Corp. ..............     24,270    2,053,726
        Bank of New York Co., Inc. .........      4,812      141,858
        Bank One Corp. .....................     13,350      680,850
        BB&T Corp. .........................      6,920      255,832
        Charter One Financial, Inc. ........      2,370      104,730
        Comerica, Inc. .....................      1,986      108,992
        Golden West Financial Corp. ........        550       58,493
        Huntington Bancshares, Inc. ........      2,591       59,334
        KeyCorp ............................      4,880      145,863
        M & T Bank Corp. ...................      1,410      123,093
        Marshall & Ilsley Corp. ............      2,575      100,657
        National City Corp. ................      7,670      268,527
        Northern Trust Corp. ...............        251       10,612
        Regions Financial Corp. ............      2,547       93,093
        SouthTrust Corp. ...................      2,280       88,487
        State Street Corp. .................        960       47,078
        SunTrust Banks, Inc. ...............      3,330      216,417
        U.S. Bancorp .......................     22,560      621,754
        Union Planters Corp. ...............      2,018       60,157
        Wachovia Corp. .....................     15,890      707,104
        Wells Fargo Co. ....................      8,440      483,021
        Zions Bancorp. .....................        493       30,295
                                                          ----------
                                                           6,567,456
                                                          ----------
BEVERAGES (0.6%)
        Coca-Cola Enterprises, Inc. ........      5,800      168,142
        Pepsiamericas, Inc. ................      1,630       34,621
                                                          ----------
                                                             202,763
                                                          ----------
BROADCAST SERVICES & PROGRAMMING (0.3%)
        Clear Channel Communications, Inc...      2,530       93,483
        Univision Communications, Inc. (a)..        434       13,858
                                                          ----------
                                                             107,341
                                                          ----------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                                                SHARES       VALUE
                                                                                                ------     ----------
COMMON STOCKS, CONTINUED
BROKERAGE SERVICES (7.5%)
        A.G. Edwards, Inc. ..............................................................          814     $   27,700
        Bear Stearns Co., Inc. ..........................................................        1,195        100,750
        Goldman Sachs Group, Inc. .......................................................        3,100        291,896
        J.P. Morgan Chase & Co. .........................................................       24,780        960,722
        Lehman Brothers Holdings, Inc. ..................................................        3,469        261,042
        Merrill Lynch & Co. .............................................................        7,890        425,902
        Morgan Stanley Dean Witter & Co. ................................................       13,080        690,232
                                                                                                           ----------
                                                                                                            2,758,244
                                                                                                           ----------
CABLE TV (2.0%)
        Comcast Corp., Class A (a) ......................................................       16,160        452,965
        Comcast Corp., Special Class A (a) ..............................................       10,520        290,457
                                                                                                           ----------
                                                                                                              743,422
                                                                                                           ----------
CHEMICALS - GENERAL (0.5%)
        Air Products & Chemicals, Inc. ..................................................        2,535        132,961
        Engelhard Corp. .................................................................          416         13,441
        Lyondell Petrochemical ..........................................................        2,120         36,867
                                                                                                           ----------
                                                                                                              183,269
                                                                                                           ----------
COMPUTERS & PERIPHERALS (3.1%)
        Apple Computer, Inc. (a) ........................................................        2,800         91,112
        Ceridian Corp. (a) ..............................................................          448         10,080
        EMC Corp. (a) ...................................................................        5,240         59,736
        Hewlett-Packard Co. .............................................................       36,290        765,718
        NCR Corp. (a) ...................................................................          979         48,549
        Sun Microsystems, Inc. (a) ......................................................       39,590        171,821
                                                                                                           ----------
                                                                                                            1,147,016
                                                                                                           ----------
CONSUMER PRODUCTS (0.0%)
        Bausch & Lomb, Inc. .............................................................          250         16,268
                                                                                                           ----------
CONTAINERS - PAPER & PLASTIC (0.1%)
        Bemis Co., Inc. .................................................................        1,270         35,878
                                                                                                           ----------
COSMETICS & TOILETRIES (0.0%)
        Alberto-Culver Co., Class B .....................................................          136          6,819
                                                                                                           ----------
DISTRIBUTION (0.3%)
        Genuine Parts Co. ...............................................................        1,805         71,622
        W.W. Grainger, Inc. .............................................................          580         33,350
                                                                                                           ----------
                                                                                                              104,972
                                                                                                           ----------

ELECTRIC SERVICES (0.9%)
        CenterPoint Energy, Inc. (b) ....................................................        3,149         36,214
        Cinergy Corp. ...................................................................        2,052         77,976
        Consolidated Edison, Inc. (b) ...................................................        2,950        117,292
        NiSource, Inc. ..................................................................        3,349         69,056
        Pepco Holdings, Inc. ............................................................        1,389         25,391
                                                                                                           ----------
                                                                                                              325,929
                                                                                                           ----------
ELECTRONIC & ELECTRICAL - GENERAL (2.0%)
        Advanced Micro Devices, Inc. (a)( b) ............................................        3,608         57,367
        American Power Conversion Corp. .................................................        2,380         46,767
        Avnet, Inc. (a) .................................................................        1,430         32,461
        Jabil Circuit, Inc. (a) .........................................................           84          2,115

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                   SHARES       VALUE
                                                   ------       -----
COMMON STOCKS, CONTINUED
ELECTRONIC & ELECTRICAL - GENERAL, continued
        LSI Logic Corp. (a)(b) .............        2,904     $   22,128
        Micron Technology, Inc. (a)(b) .....        2,414         36,958
        Molex, Inc. (b) ....................          212          6,801
        Molex, Inc., Class A ...............          196          5,347
        Novellus Systems, Inc. (a) .........          126          3,961
        Sanmina-SCI Corp. (a) ..............        1,945         17,700
        Solectron Corp. (a) ................           87            563
        Texas Instruments, Inc. ............       20,800        502,945
                                                              ----------
                                                                 735,113
                                                              ----------
ENERGY (0.3%)
        Valero Energy ......................        1,530        112,853
                                                              ----------
FINANCIAL SERVICES (10.3%)
        Ambac Financial Group, Inc. ........          586         43,036
        Capital One Financial Corp. ........          509         34,805
        Charles Schwab Corp. ...............        2,270         21,815
        Citigroup, Inc. ....................       47,390      2,203,634
        Countrywide Credit Industries, Inc..        3,320        233,230
        E*Trade Group, Inc. (a) ............        1,390         15,499
        First Horizon Natl Corp. (b) .......        1,337         60,793
        Franklin Resources, Inc. ...........        1,310         65,605
        Freddie Mac. .......................        4,180        264,594
        Janus Capital Group, Inc. ..........        2,110         34,794
        MBIA, Inc. .........................          976         55,749
        MBNA Corp. .........................        3,040         78,402
        MGIC Investment Corp. ..............          853         64,709
        PNC Financial Services Group .......        3,480        184,718
        Providian Financial Corp. (a)(b) ...        3,004         44,069
        Washington Mutual, Inc. ............       10,290        397,605
                                                              ----------
                                                               3,803,057
                                                              ----------
FOOD DISTRIBUTORS & WHOLESALERS (1.0%)
        Albertsons, Inc. (b) ...............        4,440        117,838
        Dean Foods Co. (a) .................        1,870         69,770
        Safeway, Inc. (a) ..................        4,924        124,774
        SUPERVALU, Inc. ....................        1,251         38,293
                                                              ----------
                                                                 350,675
                                                              ----------
FOOD PRODUCTS (0.6%)
        Kraft Foods, Inc. ..................        6,650        210,672
                                                              ----------
FORESTRY (0.2%)
        Plum Creek Timber Co., Inc. ........        1,969         64,150
                                                              ----------
FURNITURE & HOME FURNISHINGS (0.1%)
        Leggett & Platt, Inc. ..............          940         25,107
                                                              ----------
HEALTH CARE SERVICES (0.9%)
        Aetna, Inc. ........................          940         79,900
        AmerisourceBergen Corp. ............          530         31,683
        Anthem, Inc. (a) ...................          528         47,288
        Humana, Inc. (a) ...................          850         14,365
        McKesson HBOC, Inc. ................        1,200         41,196

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                SHARES       VALUE
                                                                ------       -----
COMMON STOCKS, CONTINUED
HEALTH CARE SERVICES, continued
        Medco Health Solutions, Inc. (a) ................          867     $   32,513
        Tenet Healthcare Corp. (a) ......................        5,540         74,291
        Wellpoint Health Networks, Inc. (a) .............          236         26,434
                                                                           ----------
                                                                              347,670
                                                                           ----------
HOME DECORATION PRODUCTS(0.2%)
        Newell Rubbermaid, Inc. .........................        3,270         76,845
                                                                           ----------
HOTELS & MOTELS (0.2%)
        Marriott International, Inc., Class A ...........          383         19,104
        Starwood Hotels & Resorts Worldwide, Inc. .......          984         44,132
                                                                           ----------
                                                                               63,236
                                                                           ----------
INDUSTRIAL GOODS & SERVICES (0.4%)
        Masco Corp. .....................................        5,210        162,448
                                                                           ----------
INSURANCE (7.2%)
        AFLAC, Inc. .....................................          902         36,811
        Allstate Corp. ..................................        8,450        393,347
        American International Group, Inc. ..............        7,760        553,132
        Aon Corp. .......................................        4,216        120,030
        Chubb Corp. .....................................        2,340        159,541
        CIGNA Corp. .....................................        1,570        108,032
        Cincinnati Financial Corp. ......................        2,122         92,360
        Hartford Financial Services Group, Inc. .........        2,545        174,943
        Jefferson-Pilot Corp. ...........................        1,462         74,270
        Lincoln National Corp. ..........................        1,437         67,898
        MetLife, Inc. ...................................        9,190        329,462
        Principal Financial Group, Inc. .................        2,039         70,916
        SAFECO Corp. ....................................        1,465         64,460
        St. Paul Cos., Inc. .............................        7,830        317,428
        Torchmark Corp. .................................        1,170         62,946
        UnumProvident Corp. .............................        2,865         45,554
        Wesco Financial Corp. ...........................           80         28,960
                                                                           ----------
                                                                            2,700,090
                                                                           ----------
INSURANCE PROPERTY-CASUALTY (0.6%)
        ACE Ltd. ........................................        2,370        100,204
        XL Capital Ltd. .................................        1,390        104,889
                                                                           ----------
                                                                              205,093
                                                                           ----------
MACHINERY (0.4%)
        Ingersoll-Rand Co., Ltd. ........................        2,160        147,550
                                                                           ----------
MANUFACTURING (0.4%)
        Brunswick Corp. .................................        1,130         46,104
        Cooper Industries Ltd., Class A .................        1,004         59,647
        Dover Corp. .....................................          629         26,481
        SPX Corp. .......................................          583         27,075
                                                                           ----------
                                                                              159,307
                                                                           ----------
MEDICAL - HOSPITALS (0.1%)
        Health Management Associates, Inc., Class A (b)..        1,930         43,271
                                                                           ----------
MEDICAL SUPPLIES (0.0%)
        Hillenbrand Industry, Inc. ......................          216         13,057
                                                                           ----------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCKS, CONTINUED
METALS (0.3%)
        Alcan, Inc. ...............................        1,530     $   63,342
        Nucor Corp. (b) ...........................          381         29,246
                                                                     ----------
                                                                         92,588
                                                                     ----------
MINING (0.1%)
        Placer Dome, Inc. (b) .....................        1,280         21,299
                                                                     ----------
MULTIMEDIA (2.1%)
        Time Warner, Inc. (a) .....................       43,960        772,817
                                                                     ----------
NEWSPAPERS (1.2%)
        Gannett Co., Inc...........................        3,329        282,466
        Tribune Co. ...............................        3,843        175,010
                                                                     ----------
                                                                        457,476
                                                                     ----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (2.6%)
        Anadarko Petroleum Corp. ..................        2,931        171,757
        Apache Corp. ..............................        3,890        169,410
        Burlington Resources, Inc. ................        4,548        164,547
        Devon Energy Corp. ........................        2,840        187,439
        ENSCO International, Inc. .................          745         21,680
        EOG Resources, Inc. .......................        1,233         73,622
        GlobalSantaFe Corp. (b) ...................        1,747         46,296
        Nabors Industries Ltd. (a) ................          546         24,690
        Noble Corp. (a) ...........................          606         22,961
        Transocean Sedco Forex, Inc. (a) ..........        3,130         90,582
                                                                     ----------
                                                                        972,984
                                                                     ----------
OIL & GAS TRANSMISSION (0.5%)
        El Paso Corp...............................        6,943         54,711
        KeySpan Corp...............................        1,559         57,215
        Sempra Energy..............................        2,559         88,107
                                                                     ----------
                                                                        200,033
                                                                     ----------
OIL - INTEGRATED (13.9%)
        BP Amoco PLC ADR ..........................       43,460      2,328,152
        ConocoPhillips ............................        8,160        622,526
        Royal Dutch Petroleum Co. .................       24,800      1,281,416
        Shell Transport & Trading Co. PLC ADR (b)..       19,160        856,452
        Sunoco, Inc. (b) ..........................          800         50,896
                                                                     ----------
                                                                      5,139,442
                                                                     ----------
PAPER PRODUCTS (1.6%)
        Boise Cascade Corp. .......................        1,040         39,146
        International Paper Co. ...................        5,670        253,448
        MeadWestvaco Corp. ........................        2,122         62,366
        Temple-Inland, Inc. .......................          562         38,919
        Weyerhaeuser Co. ..........................        2,860        180,523
                                                                     ----------
                                                                        574,402
                                                                     ----------
PHARMACEUTICALS (0.2%)
        Caremark Rx, Inc. (a) .....................          820         27,011
        King Pharmaceuticals, Inc. (a) ............        2,084         23,862
        Watson Pharmaceutical, Inc. (a) ...........          436         11,728
                                                                     ----------
                                                                         62,601
                                                                     ----------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                         SHARES      VALUE
                                                         ------      -----
COMMON STOCKS, CONTINUED
PIPELINES (0.4%)
        Kinder Morgan, Inc. ........................        663     $ 39,309
        Questar Corp. ..............................        860       33,230
        The Williams Cos., Inc. ....................      5,336       63,499
                                                                    --------
                                                                     136,038
                                                                    --------
PRINTING - COMMERCIAL (0.2%)
        R.R. Donnelley & Sons Co. ..................      2,590       85,522
                                                                    --------
RAILROADS (0.6%)
        CSX Corp. ..................................      2,630       86,185
        Norfolk Southern Corp. .....................      4,463      118,359
                                                                    --------
                                                                     204,544
                                                                    --------
RAW MATERIALS (0.1%)
        Vulcan Materials Co. .......................      1,143       54,350
                                                                    --------
REAL ESTATE INVESTMENT TRUST (1.2%)
        AMB Property Corp. .........................        980       33,937
        Apartment Investment & Management Co. ......        975       30,352
        Avalonbay Communities, Inc. ................        880       49,738
        Duke Realty Investments, Inc. ..............      1,569       49,910
        Equity Office Properties Trust .............      4,920      133,823
        Equity Residential Properties Trust ........      3,131       93,085
        ProLogis ...................................      1,862       61,297
                                                                    --------
                                                                     452,142
                                                                    --------
RESIDENTIAL BUILDING CONSTRUCTION (0.2%)
        Centex Corp. ...............................        308       14,091
        KB Home ....................................        382       26,217
        Pulte Homes, Inc. ..........................        810       42,144
                                                                    --------
                                                                      82,452
                                                                    --------
RESTAURANTS (1.1%)
        Darden Restaurants, Inc. ...................         15          308
        McDonald's Corp. ...........................     15,150      393,900
        Wendy's International, Inc. ................        518       18,047
                                                                    --------
                                                                     412,255
                                                                    --------
RETAIL (2.3%)
        Costco Wholesale Corp. .....................      3,240      133,067
        CVS Corp. ..................................      2,160       90,763
        Federated Department Stores, Inc. ..........      1,938       95,156
        J.C. Penney Co., Inc. ......................      3,149      118,906
        Limited, Inc. ..............................      5,950      111,265
        May Department Stores Co. ..................      3,410       93,741
        Office Depot, Inc. (a) .....................      3,720       66,625
        Sears, Roebuck & Co. .......................      2,627       99,196
        Toys "R" Us, Inc. (a) ......................      2,550       40,749
                                                                    --------
                                                                     849,468
                                                                    --------
SOFTWARE & COMPUTER SERVICES (0.4%)
        Affiliated Computer Services - Class A (a)..        320       16,941
        Compuware Corp. (a) ........................      4,600       30,360
        PeopleSoft, Inc. (a) .......................      3,906       72,260
        Siebel Systems, Inc. (a) ...................      3,470       37,060
                                                                    --------
                                                                     156,621
                                                                    --------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                                    SHARES OR
                                                                                    PRINCIPAL
                                                                                      AMOUNT                VALUE
                                                                                   ------------          ------------
COMMON STOCKS, CONTINUED
TELECOMMUNICATIONS (9.4%)
      ALLTEL Corp. ........................................................               3,750          $    189,825
      Andrew Corporation (a) ..............................................               1,070                21,411
      AT&T Corp. ..........................................................               8,980               131,377
      AT&T Wireless Services, Inc. (a) ....................................               6,490                92,937
      BellSouth Corp. .....................................................              22,390               587,066
      CenturyTel, Inc. ....................................................               1,335                40,103
      Citizens Communications Co. (a) .....................................               2,922                35,356
      SBC Communications, Inc. ............................................              39,420               955,935
      Sprint Corp. ........................................................              10,530               185,328
      Telephone & Data Systems, Inc. ......................................                 595                42,364
      Verizon Communications, Inc. ........................................              32,970             1,193,185
                                                                                                         ------------
                                                                                                            3,474,887
                                                                                                         ------------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT (0.5%)
      Comverse Technology, Inc. (a) .......................................                 776                15,473
      Corning, Inc. (a) ...................................................               6,210                81,103
      JDS Uniphase Corp. (a)(b) ...........................................                 860                 3,259
      Scientific-Atlanta, Inc. ............................................               1,536                52,992
      Tellabs, Inc. (a)(b) ................................................               3,498                30,573
                                                                                                         ------------
                                                                                                              183,400
                                                                                                         ------------
TRANSPORTATION SERVICES (0.2%).............................................
      FedEx Corp. .........................................................                 741                60,532
                                                                                                         ------------
TRAVEL SERVICES (0.1%).....................................................
      Sabre Holdings Corp. ................................................               1,211                33,557
                                                                                                         ------------
TOTAL COMMON STOCKS .......................................................                              $ 36,707,865
                                                                                                         ------------


CORPORATE NOTES (0.8%).....................................................
COMMUNITY DEVELOPMENT (0.8%)...............................................
      MMA Community Development Investment, Inc., 1.48%, 7/1/04, +(c) .....        $     75,000                75,000
      MMA Community Development Investment, INC., 2.22%, 7/1/04, +(c) .....             235,000               235,000
                                                                                                         ------------
TOTAL CORPORATE NOTES .....................................................                                   310,000
                                                                                                         ------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (4.6%)
SHORT TERM (4.6%)
      Den Danske Bank Collateral ..........................................                  81                    81
      Lloyd's Letter of Credit ............................................                 124                   124
      LOCC HSBC Letter of Credit ..........................................                  62                    62
      Monte Dei Paschi Di Siena Collateral ................................                  78                    78
      National Australia Collateral .......................................                 155                   155
      Northern Institutional Liquid Asset Portfolio .......................           1,708,206             1,708,206
      Paribas Letter of Credit ............................................                 214                   214
      Royal Bank of Canada Letter of Credit ...............................                 135                   135
      Standard Chartered Bank Letter of Credit ............................                  47                    47
                                                                                                         ------------
                                                                                                            1,709,102
                                                                                                         ------------
TOTAL INVESTMENTS (COST $35,586,380) (d) - 104.9% .........................                                38,726,967
      Liabilities in excess of other assets - (4.9)% ......................                                (1,834,840)
                                                                                                         ------------
NET ASSETS - 100.0% .......................................................                              $ 36,892,127
                                                                                                         ============

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                                                              SHARES OR
                                                                                                              PRINCIPAL
                                                                                                                AMOUNT     VALUE
                                                                                                             ------------  -----
(a)   Represents non-income producing securities.

(b)   All or part of this security was on loan, as of June 30, 2004.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

           Unrealized appreciation ......................................................................    $4,098,3252
           Unrealized depreciation ......................................................................       (957,738)
                                                                                                             -----------
           Net unrealized appreciation ..................................................................    $ 3,140,587
                                                                                                             ===========

+ Variable rate security. Rates presented are the rates in effect at June 30, 2004. Date presented reflects next rate change date.

ADR -   American Depositary Receipt

PLC -   Public Liability Co.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

MMA PRAXIS VALUE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004
(UNAUDITED)

ASSETS:
Investments, at value (cost $33,567,278) .......................................................        $ 36,707,865
Investment in affiliates, at value (cost $310,000) .............................................             310,000
Investments held as collateral for securities lending, at value (cost $1,709,102) ..............           1,709,102
                                                                                                        ------------
                   Total Investments ...........................................................          38,726,967
                                                                                                        ------------
Cash ...........................................................................................             220,356
Interest and dividends receivable ..............................................................              36,832
Receivable for capital shares issued ...........................................................              10,836
Receivable for investments sold ................................................................           2,196,620
Prepaid expenses ...............................................................................              13,878
                                                                                                        ------------
                   Total Assets ................................................................          41,205,489
                                                                                                        ------------

LIABILITIES:
Distributions payable to shareholders ..........................................................             226,268
Payable for investments purchased ..............................................................           2,346,950
Payable for securities loaned ..................................................................           1,709,102
Accrued expenses and other payables:
         Investment adviser fees ...............................................................              13,234
         Administration fees ...................................................................               9,578
         Distribution fees .....................................................................               4,752
         Shareholder servicing fees ............................................................                 602
         Other .................................................................................               2,876
                                                                                                        ------------
                   Total Liabilities ...........................................................           4,313,362
                                                                                                        ------------
NET ASSETS:
Capital ........................................................................................          36,278,263
Distributions in excess of net investment income ...............................................                (928)
Accumulated net realized losses from investment transactions ...................................          (2,525,795)
Net unrealized appreciation from investments ...................................................           3,140,587
                                                                                                        ------------
                   Net Assets ..................................................................        $ 36,892,127
                                                                                                        ============
Net Assets
         Class A ...............................................................................        $ 29,624,394
         Class B ...............................................................................           7,267,733
                                                                                                        ------------
                   Total .......................................................................        $ 36,892,127
                                                                                                        ============
Shares outstanding
         (unlimited number of shares authorized with $.01 par value)
         Class A ...............................................................................           3,367,308
         Class B ...............................................................................             827,741
                                                                                                        ------------
                   Total .......................................................................           4,195,049
                                                                                                        ============

Net asset value
         Class A - Redemption Price Per Share ..................................................        $       8.80
                                                                                                        ============
         Class A - Maximum Sales Charge ........................................................                5.25%
                                                                                                        ============
         Class A - Maximum Offering Price Per Share (100%/(100%-Maximum Sales Charge)
                   of net asset value adjusted to the nearest cent) ............................        $       9.29
                                                                                                        ============

         Class B - Offering Price Per Share* ...................................................        $       8.78
                                                                                                        ============

* Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

MMA PRAXIS VALUE INDEX FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(UNAUDITED)

INVESTMENT INCOME:
Dividends ........................................................        $ 408,952
Foreign tax withholding ..........................................           (4,536)
Income from securities lending ...................................              985
Interest from affiliates .........................................            2,420
                                                                          ---------
                   Total Investment Income .......................          407,821
                                                                          ---------
EXPENSES:
Investment adviser fees ..........................................           51,896
Administration fees ..............................................           51,856
Distribution fees-Class A ........................................           34,984
Distribution fees-Class B ........................................           24,789
Shareholder servicing fees-Class A ...............................           34,984
Shareholder servicing fees-Class B ...............................            8,263
Custodian fees ...................................................            2,865
Trustees' fees and expenses ......................................            1,686
Transfer agent fees ..............................................           11,221
Other expenses ...................................................           34,062
                                                                          ---------
                   Total expenses before reductions
                     /reimbursements..............................          256,606
     Expenses reimbursed by Investment Adviser ...................             (304)
     Expenses reduced by Distributor .............................          (72,732)
     Expenses reduced by Custodian ...............................           (1,137)
                                                                          ---------
                   Net Expenses ..................................          182,433
                                                                          ---------

Net Investment Income ............................................          225,388
                                                                          ---------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions .................         (236,573)
Change in unrealized appreciation/depreciation from investments ..          750,582
                                                                          ---------
Net realized/unrealized gains on investments .....................          514,009
                                                                          ---------
Change in net assets resulting from operations ...................        $ 739,397
                                                                          =========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

MMA PRAXIS VALUE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Six Months           Year Ended
                                                                      Ended June 30,        December 31,
                                                                          2004                  2003
                                                                     ---------------        ------------
                                                                       (Unaudited)
From Investment Activities:
Net investment income .........................................        $    225,388         $    331,974
Net realized losses from investment transactions ..............            (236,573)            (328,641)
Change in unrealized appreciation/depreciation from
  investments .................................................             750,582            6,701,971
                                                                       ------------         ------------
Change in net assets resulting from operations ................             739,397            6,705,304
                                                                       ------------         ------------

Distributions to Class A Shareholders:
  From net investment income ..................................            (196,128)            (299,237)
                                                                       ------------         ------------

Distributions to Class B Shareholders:
  From net investment income ..................................             (30,188)             (40,332)
                                                                       ------------         ------------
Change in net assets from distributions to shareholders .......            (226,316)            (339,569)
                                                                       ------------         ------------
Change in net assets from capital transactions ................           4,912,974            6,802,871
                                                                       ------------         ------------

Change in net assets ..........................................           5,426,055           13,168,606

Net Assets:
  Beginning of period .........................................          31,466,072           18,297,466
                                                                       ------------         ------------
  End of period ...............................................        $ 36,892,127         $ 31,466,072
                                                                       ============         ============

Distributions in excess of net investment income ..............        $       (928)                  --

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

MMA PRAXIS VALUE INDEX FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                             Class A Shares
                                                   ------------------------------------------------------------------
                                                    Six Months          Year Ended       Year Ended      Period Ended
                                                   Ended June 30,       December 31,    December 31,     December 31,
                                                       2004                2003             2002           2001 (a)
                                                   -------------        -----------     ------------     ------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period ..........     $     8.65          $     6.72       $     8.79       $    10.00
Investment Activities:
    Net investment income .....................           0.06                0.10             0.07             0.03
    Net realized and unrealized losses
         from investments .....................           0.15                1.93            (2.07)           (1.20)
    Total from Investment Activities ..........           0.21                2.03            (2.00)           (1.17)

Distributions:
    Net investment income .....................          (0.06)              (0.10)           (0.07)           (0.03)
    Net realized gains ........................             --                  --               --            (0.01)
                                                    ----------          ----------       ----------       ----------
    Total Distributions .......................          (0.06)              (0.10)           (0.07)           (0.04)
                                                    ----------          ----------       ----------       ----------
Net Asset Value, End of Period ................     $     8.80          $     8.65       $     6.72       $     8.79
                                                    ==========          ==========       ==========       ==========
Total Return (excludes sales charge) ..........           2.41%(b)           30.38%          (22.81%)         (11.72%)(b)

Ratios/Supplemental Data:
    Net Assets at end of period (000) .........     $   29,624          $   25,815       $   15,071       $   14,136
    Ratio of expenses to average net assets ...           0.95%(c)            0.95%            0.95%            0.95%(c)
    Ratio of net investment income to
         average net assets ...................           1.41%(c)            1.49%            0.98%            0.61%(c)
    Ratio of expenses to average net assets* ..           1.39%(c)            1.71%            2.13%            2.44%(c)
    Portfolio turnover (d) ....................           6.54%              35.21%           30.61%           17.86%

-------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS VALUE INDEX FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                         Class B Shares
                                                --------------------------------------------------------------
                                                  Six Months        Year Ended      Year Ended     Period Ended
                                                Ended June 30,      December 31,    December 31,    December 31,
                                                    2004               2003            2002          2001 (a)
                                                --------------      ------------    ------------    ------------
                                                 (Unaudited)
Net Asset Value, Beginning of Period ........     $    8.64          $    6.71       $    8.78       $   10.00
                                                  ---------          ---------       ---------       ---------
Investment Activities:
    Net investment income ...................          0.04               0.07            0.03               -
    Net realized and unrealized losses
         from investments ...................          0.14               1.93           (2.07)          (1.20)
                                                  ---------          ---------       ---------       ---------
    Total from Investment Activities ........          0.18               2.00           (2.04)          (1.20)
                                                  ---------          ---------       ---------       ---------
Distributions:
    Net investment income ...................         (0.04)             (0.07)          (0.03)          (0.01)
    Net realized gains ......................            --                 --              --           (0.01)
                                                  ---------          ---------       ---------       ---------
    Total Distributions .....................         (0.04)             (0.07)          (0.03)          (0.02)
                                                  ---------          ---------       ---------       ---------
Net Asset Value, End of Period ..............     $    8.78          $    8.64       $    6.71       $    8.78
                                                  =========          =========       =========       =========
Total Return (excludes redemption charge) ...          2.04%(b)          29.82%         (23.24%)        (12.01%)(b)

Ratios/Supplemental Data:
Net Assets at end of period (000) ...........     $   7,268          $   5,651       $   3,227       $   2,593
Ratio of expenses to average net assets .....          1.50%(c)           1.50%           1.50%           1.50%(c)
Ratio of net investment income to
    average net assets ......................          0.86%(c)           0.94%           0.44%           4.00%(c)
Ratio of expenses to average net assets* ....          1.88%(c)           2.21%           2.64%           2.58%(c)
Portfolio turnover (d) ......................          6.54%             35.21%          30.61%          17.86%

---------------------
* During the period, certain expenses were voluntarily reduced/ reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

                      This page intentionally left blank.

MMA PRAXIS INTERNATIONAL FUND

MMA PRAXIS INTERNATIONAL FUND
SEMI-ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGER'S LETTER

INVESTMENT CONCERNS:

International investing involves increased risk and volatility. Among others, additional risks include fluctuations in currency exchange rates, differences among various countries in how taxes are computed and paid, differences in accounting standards which can result in different valuations for similar companies, and differences in auditing and financial reporting practices.

BACKGROUND

MMA Praxis International Fund invests in international equities, which are screened to exclude companies deemed not socially responsible (SRI). This means that several industries are excluded from investment, and investment in certain other industries is limited. Excluded industries include tobacco, gambling, defense, alcohol, abortifacients, nuclear power, and adult entertainment. Investing in other industries is limited, for example, in the manufacturing and mining industries. In addition, some large companies, which dominate the Europe Australasia, Far East (EAFE) index, are excluded because they do not meet SRI criteria (e.g. Ericsson, Siemans, Hitachi, UBS).

There are about 880 companies that are not appropriate for investment due to these restrictions. However, the MSCI EAFE Index,(1) against which this fund is compared, has no such restrictions. Thus, holders of the MMA Praxis fund should remember that investments are made using rigorous SRI criteria. The large number of excluded names and industries means that comparing the fund with an index that has no such restrictions can and does result in wide performance deviations.

STRATEGY

During the first half of 2004, Japan was overweight with an average weight for the period of 23.51 percent. We believe Japanese equities are inexpensive, and have benefited from three things: China's strong growth, a strong U.S. economy, and the first stage of new domestic demand in Japan itself. As has been the case in the United States and Europe, the lowest quality Japanese equities performed the best. Your fund concentrates on better quality companies and did not fully participate as a result. This was particularly significant in the banking sector where the fund owned the best banks and the worst banks outperformed. We make no apologies for sticking to what we believe are better quality companies with good management.

Emerging market exposure was reduced during the first half from about 14 percent to 5 percent. Emerging markets did very well in 2003, and have had to deal with several "one off" situations, which collectively have caused signifi cant declines across the board in Emerging Markets. These "one-offs" include: the surprise defeat of India's ruling party in its recent election, China's sharp change in economic measures to reduce growth and inflationary pressure there, and the Yukos energy trial in Russia.

---------------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FL UCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

Some of the specific names that added to performance during the period are as follows (these are some of our favorite companies that did well):

- BRASCAN is a Canadian conglomerate that we have held for several years. We meet with the management regularly. When we first bought it, it was trading at a 34 percent discount to its net asset value. Over the years, it has changed from a rag-tag group of businesses, to a more focused group of companies that we believe generate good cash flow.(1)

- OTP BANK is Hungary's largest commercial bank. Business has been booming because mortgage loans have been introduced over the last few years, and OTP has been the largest player in this trend. The government passed tax laws favorable to home ownership. However, these laws have recently become less generous and we have been reducing OTP holdings as a result.(1)

- VIVENDI UNIVERSAL, a much-maligned French media company under its former management, has new management, and is selling off non-core units, of which there are many. It is paying down debt with the proceeds, and we believe the remaining businesses are good cash flow businesses.(1)

- One of our favorites, SMITH & NEPHEW, keeps on keeping on. It is a leading UK producer of artificial hip and knee joints. The populations of Europe, Japan, and the United States are aging, and our research has revealed that the demand for their important products will increase significantly over the next decade. It is one of three manufacturers that share the world market.(1)

Now let's turn to some names that didn't do so well:

- Top on our list of underperformers was RELIANCE, an Indian conglomerate. It is involved in telecommunications (cellular), energy, and petrochemicals. It is one of India's blue chips. When the heavily favored incumbent BJP party was ousted from power in favor of the Congress party, the Indian market declined significantly. Reliance was down about 35 percent in a short period of time. We reviewed the holding and concluded that nothing had changed about the company, and we would continue to hold it.(1)

- NOKIA is the most widely known manufacturer of cell phones. It's shares had a tough half, and we concluded that competition was growing significantly and that it would not regain its preeminent position in a more crowded global field. We sold it.(1)

In general, the funds' management looks for the best value (e.g., Brascan when we bought it) and growth (e.g., Smith & Nephew) companies we can find. We like well-managed companies, or companies where there is an improvement underway. Cash flow is more important to us than earnings because it is more difficult for companies to manipulate cash flow. And our search is for companies that are socially responsible.

OUTLOOK

In the international markets, we believe the second half of 2004 will be much like the first half of the year. Uncertainty about the effects of higher interest rates, geopolitical issues, and high energy prices may continue to dominate investor sentiment. As a result, we believe the international stock markets are likely to remain in a trading range. In this environment, stock selection could be the key to performance. We have positioned the fund to take advantage of some of the best global companies, and we believe this will benefit total return over the longer term.

Gilman Gunn
Evergreen portfolio manager

------------------------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

PERFORMANCE REVIEW

MMA PRAXIS INTERNATIONAL FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04

                                  [BAR GRAPH]

              INCEPTION                                  SINCE
                 DATE     1 YEAR   3 YEAR    5 YEAR    INCEPTION
              --------    ------   ------    ------   -----------
Class A       5/12/99     21.91%   -1.96%    -3.87%      2.00%
Class A*      5/12/99     15.51%   -3.71%    -4.90%      1.25%

Class B        4/1/97     21.04%   -2.56%    -4.44%      1.58%
Class B**      4/1/97     17.04%   -3.20%    -4.60%      1.58%

*     Reflects maximum front-end sales charge of 5.25%.

**    Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

GROWTH OF $10,000 INVESTMENT 4/1/97 TO 6/30/04

                                  [LINE GRAPH]

MMA Praxis International Fund

                       Class A*        Class B**            MSCI AC World Free-(ex. U.S.) Index(1)
4/97                     9479            10000                             10000
6/97                    10901            11501                             11298
12/97                   10085            10640                             10230
6/98                    12497            13184                             11454
12/98                   12504            13191                             11708
6/99                    13328            14061                             12546
12/99                   17811            18732                             15327
6/00                    16587            17402                             14817
12/00                   14208            14867                             13015
6/01                    11611            12110                             11290
12/01                   10596            11014                             10478
6/02                    10136            10516                             10368
12/02                    8552             8841                              8941
6/03                     8975             9257                              9933
12/03                   10872            11180                             12643
6/94                    10942            11204                             13162

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 6/30/04, and represents the reinvestment of dividends and capital gains in the fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

**    Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

(1) The MSCI AC World Free-(ex-U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

SCHEDULE OF PORTFOLIO INVESTMENTS

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2004
(UNAUDITED)

                                             SHARES        VALUE
                                             ------        -----
COMMON STOCKS (97.8%)
AUSTRALIA (1.8%)
INSURANCE (1.0%)
    QBE Insurance Group Ltd. (a) .....       138,337   $ 1,233,479
                                                       -----------
MINING (0.8%)
    Newcrest Mining Ltd. .............       102,771       986,514
                                                       -----------
                                                         2,219,993
                                                       -----------
AUSTRIA (0.5%)
BANKS (0.5%)
    Bank Austria Creditanstalt .......        11,294       662,309
                                                       -----------
BELGIUM (0.8%)
SPECIAL PURPOSE ENTITY(0.8%)
    Groupe Bruxelles Lambert S.A .....        14,972       957,234
                                                       -----------
CANADA (4.1%)
AUCTION HOUSE (0.4%)
    Ritchie Brothers Auctioneers, Inc.        17,663       514,170
                                                       -----------
DIVERSIFIED OPERATIONS(1.9%)
    Brascan Corp. ....................        83,750     2,337,442
                                                       -----------
GOLD MINING (0.3%)
    Kinross Gold Corp. (b) ...........        56,300       311,576
                                                       -----------
OIL & GAS EXPLORATION SERVICES(1.5%)
    Petro-Canada .....................        43,900     1,887,626
                                                       -----------
                                                         5,050,814
                                                       -----------
FRANCE (11.8%)
ADVERTISING (1.1%)
    Publicis Groupe (a) ..............        46,299     1,370,501
                                                       -----------
APPAREL MANUFACTURERS (0.3%)
    Hermes International .............         1,946       388,523
                                                       -----------
BANKS (2.6%)
    BNP Paribas S.A ..................        23,103     1,420,873
    Credit Agricole S.A ..............        70,224     1,708,761
                                                       -----------
                                                         3,129,634
                                                       -----------
BUILDING & CONSTRUCTION (0.1%)
   Imerys S.A ........................         1,997       116,380
                                                       -----------
INSURANCE (0.8%)
   CNP Assurances ....................         8,101       470,037
   Scor (b) ..........................       314,364       489,563
                                                       -----------
                                                           959,600
                                                       -----------
MEDIA (3.1%)
   Vivendi Universal S.A. (b) ........       139,499     3,869,650
                                                       -----------
OFFICE AUTOMATION & EQUIPMENT(0.9%)
   Neopost S.A .......................        18,512     1,094,149
                                                       -----------
RETAIL (0.3%)
   Galeries Lafayette S.A ............         1,650       324,809
                                                       -----------
TELECOMMUNICATIONS (1.8%)
   France Telecom S.A ................        83,182     2,167,777
                                                       -----------
TELEVISION (0.8%)
   Societe Television Francaise 1 (a)         29,614       932,813
                                                       -----------
                                                        14,353,836
                                                       -----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)


                                                           SHARES        VALUE
                                                         ----------   ----------
COMMON STOCKS, CONTINUED
GERMANY (4.9%)
BANKS (1.7%)
   Deutsche Bank AG ..................................       26,285   $2,067,485
                                                                      ----------
INSURANCE (0.5%)
   Allianz AG ........................................        6,064      656,621
                                                                      ----------
MACHINERY / PRINT TRADE(0.8%)
   Heidelberger Druckmaschinen (b) ...................       28,299      936,495
                                                                      ----------
PUBLISHING (0.1%)
   Axel Springer AG ..................................        1,482      155,064
                                                                      ----------
TELECOMMUNICATIONS (1.1%)
   Deutsche Telecom AG (b) ...........................       74,275    1,305,799
                                                                      ----------
TIRE & RUBBER (0.7%)
   Continental AG ....................................       17,180      828,766
                                                                      ----------
                                                                       5,950,230
                                                                      ----------
HONG KONG (0.4%)
TELEVISION (0.4%)
   Television Broadcasts Ltd. (a) ....................      111,000      475,320
HUNGARY (1.5%)
BANKS (0.5%)
   OTP Bank Rt. GDR ..................................       14,100      581,625
                                                                      ----------
OIL COMP-INTERGRATED(0.6%)
   Mol Magyar Olaj-Es Gz-Sp GDR ......................       17,689      689,871
                                                                      ----------
PHARMACEUTICALS(0.4%)
   Gedeon Richter Rt. GDR ............................        5,102      513,771
                                                                      ----------
                                                                       1,785,267
                                                                      ----------
INDIA (0.5%)
CHEMICALS (0.5%)
   Reliance Industries Ltd. GDR (a)(b)(c) ............       32,100      637,185
                                                                      ----------
IRELAND (1.7%)
BANKS (1.1%)
   Anglo Irish Bank Corp. PLC ........................       86,001    1,349,767
                                                                      ----------
FINANCIAL SERVICES(0.6%)
   Irish Life & Permanent PLC ........................       51,046      776,314
                                                                      ----------
                                                                       2,126,081
                                                                      ----------
ITALY (0.8%)
INSURANCE (0.2%)
   Assicurazioni Generali SpA ........................       11,646      314,129
                                                                      ----------
PUBLISHING (0.2%)
   Mondadori (Arnoldo) Editore SpA ...................       22,470      212,691
                                                                      ----------
TELEVISION (0.2%)
   Mediaset SpA ......................................       21,382      243,755
                                                                      ----------
WIRELESS TELECOMMUNICATIONS(0.2%)
   Telecom Italia Mobile SpA .........................       44,593      252,824
                                                                      ----------
                                                                       1,023,399
                                                                      ----------
JAPAN (23.5%)
AUTOMOTIVE (3.5%)
   Hino Motors Ltd. (a) ..............................       39,000      282,363
   Toyota Industries Corp. ...........................       36,600      878,816

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                        SHARES         VALUE
                                                        -------     ------------
COMMON STOCKS, CONTINUED
JAPAN, continued
AUTOMOTIVE, continued
         Toyota Motor Corp. ......................       75,600     $  3,062,385
                                                                    ------------
                                                                       4,223,564
                                                                    ------------
BANKS (2.1%)
         Bank of Yokohama Ltd. ...................      100,000          625,029
         Chiba Bank ..............................       98,000          599,954
         Mitsubishi Tokyo Financial Group, Inc. ..           49          453,558
         Sumitomo Trust & Banking Co. ............      126,000          897,237
                                                                    ------------
                                                                       2,575,778
                                                                    ------------
CHEMICALS (0.6%)
         Sanyo Chemical Industries Ltd. ..........       30,000          222,426
         Sumitomo Chemical Co., Ltd. .............      120,000          559,776
                                                                    ------------
                                                                         782,202
                                                                    ------------
COSMETICS & TOILETRIES (1.0%)
         Uni-Charm Corp. (a) .....................       23,900        1,191,550
                                                                    ------------
ELECTRONIC & ELECTRICAL - GENERAL (5.8%)
         CANON, Inc. .............................       23,000        1,212,024
         Fanuc Ltd. ..............................        5,500          328,140
         Keyence Corp. ...........................        2,200          501,838
         Matsushita Electric Industrial Co., Ltd..      135,000        1,916,464
         Nidec Corp. (a) .........................       11,900        1,219,282
         Sharp Corp. .............................      107,000        1,709,215
                                                                    ------------
                                                                       6,886,963
                                                                    ------------
FINANCIAL SERVICES (0.6%)
         Acom Co., Ltd. ..........................       10,190          662,119
         Nissin Co., Ltd. (a) ....................       25,400          104,519
                                                                    ------------
                                                                         766,638
                                                                    ------------
INSTRUMENTS-SCIENTIFIC (0.1%)
         Hamamatsu Photonics (a) .................        9,500          181,964
                                                                    ------------
MACHINERY (0.5%)
         OSG Corp. (a) ...........................       16,000          187,105
         THK Co., Ltd. (a) .......................       24,300          459,877
                                                                    ------------
                                                                         646,982
                                                                    ------------
MACHINERY / PRINT TRADE (0.2%)
         Komori Corp. ............................       14,000          231,334
                                                                    ------------
PHARMACEUTICALS (2.8%)
         Daiichi Pharmaceuticals Co., Ltd. .......       25,400          452,761
         Eisai Co., Ltd. .........................       44,700        1,286,331
         Taisho Pharmaceutical Co., Ltd. .........       24,000          532,282
         Yamanouchi Pharmaceuticals Co., Ltd. ....       34,900        1,173,835
                                                                    ------------
                                                                       3,445,209
                                                                    ------------
PRINTING (0.9%)
         Toppan Printing Co., Ltd. ...............       97,000        1,097,878
                                                                    ------------
REAL ESTATE INVESTMENT / MANAGEMENT (0.7%)
         Mitsubishi Estate Co., Ltd. .............       64,000          794,171
                                                                    ------------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                        SHARES         VALUE
                                                       --------    -------------
COMMON STOCKS, CONTINUED
RETAIL (2.7%)
         Aeon Co., Ltd............................      15,300     $    614,159
         Isetan Co., Ltd..........................      52,200          751,558
         Marui Co., Ltd...........................      55,700          750,392
         Ryohin Keikaku Co., Ltd..................       5,100          263,144
         Yamada Denki Co., Ltd. (a) ..............      25,700          958,612
                                                                   ------------
                                                                      3,337,865
                                                                   ------------
SEMICONDUCTORS (0.5%)
         Advantest Corp...........................       9,800          656,537
                                                                   ------------
STEEL - PRODUCERS (0.2%)
         JFE Holdings, Inc........................      11,600          284,379
                                                                   ------------
TELECOMMUNICATIONS (1.0%)
         Nippon Telegraph & Telephone Corp. ......         218        1,164,771
                                                                   ------------
TELEVISION (0.2%)
         TV Asahi Corp............................         101          190,680
                                                                   ------------
TRANSPORTATION (0.1%)
         Seino Transportation Co., Ltd............      16,000          165,257
                                                                   ------------
                                                                     28,623,722
                                                                   ------------
MEXICO (1.2%)
BROADCASTING (0.3%)
         Grupo Televisa S.A. ADR..................       8,258          373,840
                                                                   ------------
BUILDING PRODUCTS (0.5%)
         Cemex S.A. ADR...........................      20,748          603,766
                                                                   ------------
TELECOMMUNICATIONS (0.4%)
         Telefonos de Mexico S.A. ADR ............      12,936          430,381
                                                                   ------------
                                                                      1,407,987
                                                                   ------------
NETHERLANDS (0.8%)
DISTRIBUTION/WHOLESALE (0.1%)
         Buhrmann N.V ............................      18,190          180,809
                                                                   ------------
HUMAN RESOURCES (0.1%)
         Vedior N.V. - CVA........................       6,984          101,795
                                                                   ------------
MANUFACTURING - CONSUMER GOODS (0.2%)
         Adidas Salomon AG........................       2,121          253,407
                                                                   ------------
PUBLISHING (0.4%)
         N.V. Holdingsmaatschappij De Telegraaf...      17,974          401,279
                                                                   ------------
                                                                        937,290
                                                                   ------------
SOUTH AFRICA (0.4%)
GOLD MINING (0.4%)
         Gold Fields Ltd..........................      44,721          470,156
                                                                   ------------
SOUTH KOREA (1.1%)
AUTOMOTIVE (1.1%)
         Hyundai Motor Co., Ltd GDR (a)...........     152,587        1,373,283
                                                                   ------------
SPAIN (0.5%)
UTILITIES - TELECOMMUNICATIONS (0.5%)
         Telefonica S.A...........................      37,483          554,085
                                                                   ------------
SWEDEN (1.5%)
AUTOMOTIVE (1.5%)
         Autoliv, Inc. (a)........................      42,900        1,791,071
                                                                   ------------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                        SHARES         VALUE
                                                       --------    -------------
COMMON STOCKS, CONTINUED
SWITZERLAND (10.6%)
BANKS (0.6%)
    Ubs AG Registered ............................      10,681     $    752,634
                                                                   ------------
CHEMICALS (0.3%)
    Lonza Group AG ...............................       7,914          400,945
                                                                   ------------
FOOD PRODUCTS (3.8%)
    Lindt & Spruengli AG .........................         431          452,543
                                                                   ------------
    Nestle S.A. ..................................      15,433        4,115,794
                                                                   ------------
                                                                      4,568,337
                                                                   ------------
INSURANCE (0.3%)
    Baloise Holding Ltd. .........................       7,553          328,077
                                                                   ------------
INVESTMENT COMPANIES (0.6%)
    Pargesa Holding AG ...........................         287          773,186
                                                                   ------------
PHARMACEUTICALS (4.9%)
    Novartis AG ..................................      59,974        2,645,771
    Roche Holding AG .............................      23,938        2,370,099
    Serono S.A. ..................................       1,487          936,796
                                                                   ------------
                                                                      5,952,666
                                                                   ------------
PUBLISHING (0.1%)
    Edipresse S.A. ...............................         245          133,025
                                                                   ------------
                                                                     12,908,870
                                                                   ------------
UNITED KINGDOM (28.3%)
BANKS (6.5%)
    HBOS PLC .....................................     122,724        1,518,972
    HSBC Holdings PLC ............................     178,743        2,658,033
    Lloyds TSB Group PLC .........................     124,192          972,397
    Royal Bank of Scotland Group PLC .............      95,468        2,749,323
                                                                   ------------
                                                                      7,898,725
                                                                   ------------
CHEMICALS (1.8%)
    Imperial Chemical Industries PLC .............     515,680        2,155,603
                                                                   ------------
FINANCIAL SERVICES (0.3%)
    3I Group PLC .................................      31,838          353,646
                                                                   ------------
MANUFACTURING - CONSUMER GOODS (1.9%)
    Reckitt Benckiser PLC ........................      80,609        2,281,938
                                                                   ------------
MEDICAL PRODUCTS (2.0%)
    Smith & Nephew PLC ...........................     229,460        2,469,706
                                                                   ------------
MINERALS (0.7%)
    Billiton PLC .................................      97,399          845,189
                                                                   ------------
OIL COMP-INTEGRATED (1.9%)
    BP Amoco PLC - ADR ...........................      42,209        2,261,136
                                                                   ------------
OIL COMP-INTERGRATED (3.5%)
    BP PLC .......................................     484,524        4,279,192
                                                                   ------------
PHARMACEUTICALS (2.3%)
    AstraZeneca Group PLC ........................      17,697          793,993
    GlaxoSmithKline PLC ..........................     100,432        2,032,609
                                                                   ------------
                                                                      2,826,602
                                                                   ------------
REAL ESTATE OPERATORS/DEVELOPERS (0.8%)
    British Land Co., PLC ........................      73,507          924,470
                                                                   ------------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                          SHARES OR
                                                                          PRINCIPAL
                                                                            AMOUNT            VALUE
                                                                         ------------     -------------
COMMON STOCKS, CONTINUED
RETAIL (3.7%)
    Boots Group PLC ................................................          64,720      $     807,504
    Dixons Group PLC ...............................................         152,158            455,988
    Kingfisher PLC .................................................         443,209          2,300,761
    Next PLC .......................................................          36,878            951,677
                                                                                          -------------
                                                                                              4,515,930
                                                                                          -------------
TELECOMMUNICATIONS - SERVICES & EQUIPMENT (0.6%)
    BT Group PLC ...................................................         210,790            758,801
                                                                                          -------------
WIRELESS TELECOMMUNICATIONS (2.3%)
    Vodafone Group PLC .............................................       1,301,046          2,849,032
                                                                                          -------------
                                                                                             34,419,970
                                                                                          -------------
UNITED STATES (1.1%)
GOLD MINING (1.1%)
    Barrick Gold Corp...............................................          36,653            723,897
    Glamis Gold Ltd. (a)(b).........................................          18,453            323,481
    Meridian Gold, Inc. (a)(b)......................................          25,939            336,429
                                                                                          -------------
                                                                                              1,383,807
                                                                                          -------------
TOTAL COMMON STOCKS.................................................                      $ 119,111,909
                                                                                          -------------
CORPORATE NOTES (1.1%)
COMMUNITY DEVELOPMENT (1.1%)
DOMESTIC (1.1%)
    MMA Community Development Investment, Inc., 1.48%, 7/1/04 +(d)..     $   495,000            495,000
    MMA Community Development Investment, Inc., 2.22%, 7/1/04 +(d)..         880,000            880,000
                                                                                          -------------
                                                                                              1,375,000
                                                                                          -------------
TOTAL CORPORATE NOTES ..............................................                          1,375,000
                                                                                          -------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (6.8%)
SHORT TERM (6.8%)
    Northern Institutional Liquid Asset Portfolio...................       8,275,335          8,275,335
                                                                                          -------------
                                                                                              8,275,335
                                                                                          -------------
TOTAL INVESTMENTS (COST $121,162,745) (e) - 98.9% ..................                        128,762,244
    Liabilities in excess of other assets - (5.7)% .................                         (6,955,653)
                                                                                          -------------
NET ASSETS - 100.0% ................................................                      $ 121,806,591
                                                                                          =============

----------
(a)   All or part of this security was on loan, as of 6/30/04

(b)   Represents non-income producing securities.

(c) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.

(d) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

(e) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation ......     $  9,812,540
Unrealized depreciation ......       (2,213,041)
                                   ------------
Net unrealized appreciation ..     $  7,599,499
                                   ============

+ Variable rate security. Rates presented are the rates in effect at June 30, 2004. Date presented reflects next rate change date.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
PLC - Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

MMA PRAXIS INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004
(UNAUDITED)

ASSETS:
Investments, at value (cost $111,512,410) ............................................     $  119,111,909
Investment in affiliates, at value (cost $1,375,000) .................................          1,375,000
Investments held as collateral for securities lending, at value (cost $8,275,335) ....          8,275,335
                                                                                           --------------
         Total Investments ...........................................................        128,762,244
                                                                                           --------------
Cash .................................................................................          3,120,680
Foreign currency, at value (cost $55,427) ............................................             55,427
Interest and dividends receivable ....................................................            151,158
Receivable for capital shares issued .................................................              1,796
Receivable for investments sold ......................................................            763,508
Tax reclaims receivable ..............................................................             63,459
Prepaid expenses .....................................................................             32,069
                                                                                           --------------
         Total Assets ................................................................        132,950,341
                                                                                           --------------
LIABILITIES:
Distributions payable to shareholders ................................................            321,641
Payable for investments purchased ....................................................          2,371,783
Payable for securities loaned ........................................................          8,275,335
Accrued expenses and other payables:
    Investment adviser fees ..........................................................             55,753
    Administration fees ..............................................................             40,277
    Distribution fees ................................................................             33,636
    Shareholder servicing fees .......................................................             12,576
    Other ............................................................................             32,749
                                                                                           --------------
         Total Liabilities ...........................................................         11,143,750
                                                                                           --------------
NET ASSETS:
Capital ..............................................................................        149,482,117
Distributions in excess of net investment income .....................................            (28,814)
Accumulated net realized losses from investments and foreign currency transactions ...        (35,248,163)
Net unrealized appreciation from investments and translation of assets and
    liabilities in foreign currencies ................................................          7,601,451
                                                                                           --------------
         Net Assets ..................................................................     $  121,806,591
                                                                                           ==============
Net Assets
    Class A ..........................................................................     $  100,279,065
    Class B ..........................................................................         21,527,526
                                                                                           --------------
         Total .......................................................................     $  121,806,591
                                                                                           ==============
Shares outstanding
    (unlimited number of shares authorized with $.01 par value)
    Class A ..........................................................................         10,630,147
    Class B ..........................................................................          2,309,019
                                                                                           --------------
         Total .......................................................................         12,939,166
                                                                                           ==============
Net asset value
    Class A - Redemption Price Per Share .............................................     $         9.43
                                                                                           ==============
    Class A - Maximum Sales Charge ...................................................               5.25%
                                                                                           ==============
    Class A - Maximum Offering Price Per Share (100%/(100%-Maximum Sales
         Charge) of net asset value adjusted to the nearest cent) ....................     $         9.95
                                                                                           ==============
    Class B - Offering Price Per Share* ..............................................     $         9.32
                                                                                           ==============

-------------
* Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

MMA PRAXIS INTERNATIONAL FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(UNAUDITED)

INVESTMENT INCOME:
Dividends ............................................................      $  1,422,876
Foreign tax withholding ..............................................          (157,008)
Income from securities lending .......................................            11,213
Interest from affiliates .............................................            12,875
                                                                            ------------
            Total Investment Income ..................................         1,289,956
                                                                            ------------

EXPENSES:
Investment adviser fees ...............................................           542,971
Administration fees ...................................................          241,291
Distribution fees-Class A .............................................           123,657
Distribution fees-Class B .............................................            81,505
Shareholder servicing fees-Class A ....................................           123,657
Shareholder servicing fees-Class B ....................................            27,168
Custodian fees ........................................................            89,075
Accounting fees .......................................................             3,881
Trustees' fees and expenses ...........................................             6,534
Other expenses ........................................................            56,708
                                                                             ------------
            Total expenses before reductions/reimbursements ...........         1,296,447
      Expenses reimbursed by Investment Adviser .......................          (225,055)
      Expenses reduced by Distributor .................................           (74,195)
      Expenses reduced by Custodian ...................................           (21,558)
                                                                             ------------
            Net Expenses ..............................................           975,639
                                                                             ------------
Net Investment Income .................................................           314,317
                                                                             ------------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains from investment and foreign currency transactions ..           653,113

Change in unrealized appreciation/depreciation from investments and
       translation of assets and liabilities in foreign currencies ....          (594,528)
                                                                             ------------
 Net realized/unrealized gains on investments .........................            58,585
                                                                             ------------
 Change in net assets resulting from operations .......................      $    372,902
                                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

MMA PRAXIS INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Six Months         Year Ended
                                                                             Ended June 30,      December 31,
                                                                                  2004               2003
                                                                             -------------       ------------
                                                                              (Unaudited)
From Investment Activities:
Net investment income ..................................................     $     314,317       $    355,030
Net realized gains from investment and foreign currency transactions ...           653,113          7,333,756
Change in unrealized appreciation/depreciation from investments and
    translation of assets and liabilities in foreign currencies ........          (594,528)        17,699,507
                                                                             -------------       ------------
Change in net assets resulting from operations .........................           372,902         25,388,293
                                                                             -------------       ------------

Distributions to Class A Shareholders:
    From net investment income .........................................          (321,650)          (578,048)

Distributions to Class B Shareholders:
    From net investment income .........................................              (110)           (86,593)
                                                                             -------------       ------------
Change in net assets from distributions to shareholders ................          (321,760)          (664,641)
                                                                             -------------       ------------
Change in net assets from capital transactions .........................         2,891,651          7,542,829
                                                                             -------------       ------------
Change in net assets ...................................................         2,942,793         32,266,481

Net Assets:
   Beginning of period .................................................       118,863,798         86,597,317
                                                                             -------------       ------------
   End of period .......................................................     $ 121,806,591       $118,863,798
                                                                             =============       ============
Distributions in excess of net investment income .......................     $     (28,814)      $    (21,371)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

MMA PRAXIS INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                                 Class A Shares
                                           ---------------------------------------------------------------------------------------
                                           Six Months      Year Ended    Year Ended     Year Ended     Year Ended     Period Ended
                                           Ended June      December 31,  December 31,   December 31,   December 31,   December 31,
                                            30, 2004         2003          2002            2001            2000         1999 (a)
                                           ----------      -----------   -----------    -----------    -----------    ------------
                                           (Unaudited)
Net Asset Value, Beginning of Period ...   $     9.43      $      7.45   $      9.28    $     12.53    $     18.19    $    13.76
                                           ----------      -----------   -----------    -----------    -----------    ----------
Investment Activities:
     Net investment income (loss) ......         0.03             0.04          0.01           0.04           0.42         (0.01)
     Net realized and unrealized gains
       (losses) from investments .......           --             2.00         (1.79)         (3.23)         (4.04)         4.81
                                           ----------      -----------   -----------    -----------    -----------    ----------
Total from Investment Activities .......         0.03             2.04         (1.78)         (3.19)         (3.62)         4.80
                                           ----------      -----------   -----------    -----------    -----------    ----------

Distributions:

     Net investment income .............        (0.03)           (0.06)        (0.03)         (0.06)         (0.32)        (0.10)
     Net realized gains ................           --               --            --             --          (1.68)        (0.27)
     Return of capital .................           --               --         (0.02)            --          (0.04)           --
                                           ----------      -----------   -----------    -----------    -----------    ----------
     Total Distributions ...............        (0.03)           (0.06)        (0.05)         (0.06)         (2.04)        (0.37)
                                           ----------      -----------   -----------    -----------    -----------    ----------

Net Asset Value, End of Period .........   $     9.43      $      9.43   $      7.45    $      9.28    $     12.53    $    18.19
                                           ==========      ===========   ===========    ===========    ===========    ==========
Total Return (excludes sales charge) ...         0.64%(b)        27.53%       (19.29%)        25.42%        (20.23%)       35.09%(b)

Ratios/Supplemental Data:
     Net Assets at end of period (000)..   $  100,279      $    97,396    $   68,989    $    71,043    $    30,790    $   24,215
     Ratio of expenses to average
       net assets ......................         1.50%(c)         1.50%         1.45%          1.45%          1.45%         1.45%(c)
     Ratio of net investment income
       to average net assets ...........         0.64%(c)         0.49%         0.11%          0.11%          1.99%         0.02%(c)
     Ratio of expenses to average
       net assets* .....................         2.06%(c)         2.14%         2.24%          2.16%          2.25%         2.28%(c)
     Portfolio turnover (d) ............        48.39%          145.51%        76.38%         61.33%         48.31%        57.73%

------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.

(b)   Not annualized.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                                    Class B Shares
                                            ----------------------------------------------------------------------------------
                                            Six Months      Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                            Ended June      December 31,  December 31,  December 31,  December 31,  December 31,
                                             30, 2004          2003          2002           2001          2000         1999
                                            ----------      -----------   -----------   -----------   -----------   ------------
                                            (Unaudited)
Net Asset Value, Beginning of Period...     $     9.32      $      7.39   $      9.23   $     12.51   $     18.21   $      13.05
Investment Activities:
    Net investment income (loss) ......             --            (0.01)        (0.04)        (0.04)         0.31          (0.08)
    Net realized and unrealized gains
        (losses) from investments .....             --             1.98         (1.78)        (3.20)        (4.01)          5.54
                                            ----------      -----------   -----------   -----------   -----------   ------------
    Total from Investment Activities...             --             1.97         (1.82)        (3.24)        (3.70)          5.46
                                            ----------      -----------   -----------   -----------   -----------   ------------

Distributions:
    Net investment income .............             --(a)         (0.04)           --         (0.04)        (0.28)         (0.03)
    Net realized gains ................             --               --            --            --         (1.68)         (0.27)
    Return of capital .................             --               --         (0.02)           --         (0.04)            --
                                            ----------      -----------   -----------   -----------   -----------   ------------
    Total Distributions ...............             --            (0.04)        (0.02)        (0.04)        (2.00)         (0.30)
                                            ----------      -----------   -----------   -----------   -----------   ------------
Net Asset Value, End of Period ........     $     9.32      $      9.32   $      7.39   $      9.23   $     12.51   $      18.21
                                            ==========      ===========   ===========   ===========   ===========   ============
Total Return (excludes
    redemption charge) ................           0.22%(b)        26.73%       (19.73%)       25.92%       (20.64%)        42.00%

Ratios/Supplemental Data:
Net Assets at end of period (000) .....     $   21,528      $    21,468   $    17,608   $    22,364   $    30,317   $     34,509
Ratio of expenses to average
    net assets ........................           2.15%(c)         2.15%         2.00%         2.00%         2.00%          2.00%
Ratio of net investment income to
    average net assets ................          (0.02%)(c)       (0.15%)       (0.44%)       (0.44%)        1.73%         (0.28%)
Ratio of expenses to average
    net assets* .......................           2.56%(c)         2.63%         2.74%         2.65%         2.74%          2.82%
Portfolio turnover (d) ................          48.39%          145.51%        76.38%        61.33%        48.31%         57.73%

----------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a)   Distribution per share was less than $0.005.

(b)   Not annualized.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
(UNAUDITED)

1. ORGANIZATION:

The MMA Praxis Mutual Funds (the "Trust") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, and the MMA Praxis International Fund (individually a "Fund", collectively "the Funds"). Also known as the Intermediate Income fund, Core Stock Fund, International Fund, and Value Index Fund.

The Funds offer two classes of shares, Class A and Class B. Each class of shares in the Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities are valued by a method which the Board of Trustees believes accurately reflects fair value.

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

Risk Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Intermediate Fund, Value Index Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based on the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Restricted Securities:

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures contemplate the Board's delegation of the implementation of the Valuation Procedures to the Funds' adviser. In valuating restricted securities under the Valuation Procedures, the Funds' adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Funds' adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Fund has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are priced in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another reasonable basis. Expenses specific to a class are charged directly to that class.

Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the period ended June 30, 2004, custodian fees and expenses paid by third parties were $5,082, $6,052, $1,137 and $21,558 for the Intermediate Income Fund, Core Stock Fund, Value Index Fund and International Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

3. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the six-month period ended June 30, 2004 were as follows:

                               PURCHASES           SALES
                              ------------      ------------
Intermediate Income Fund....  $ 49,086,939      $ 36,501,771
Core Stock Fund.............    19,946,931        10,642,809
Value Index Fund............    15,988,293         8,283,984
International Fund..........   141,351,187       134,948,202

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

4. RELATED PARTY TRANSACTIONS:

Menno Insurance Service, Inc., d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund and 0.90% for the International Fund. Evergreen Investment Management Company, LLC, serves as the sub-adviser to the International Fund. The Advisor entered into an expense limitation agreement until April 30, 2005 pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses. Each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A and Class B of each Fund to exceed 0.85% and 1.30% for the Intermediate Income Fund, 1.25% and 1.90% for the Core Stock Fund, 0.95% and 1.50% for the Value Index Fund, and 1.50% and 2.15% for the International Fund. For the six months ended June 30, 2004, the Adviser reimbursed the Intermediate Income Fund, Core Stock Fund, Value Index Fund and International Fund in the amounts $195,076, $351,967, $304, and $225,055, respectively.

BISYS Fund Services ("BISYS"), an Ohio limited partnership, serves the Company as administrator. Under the terms of the omnibus agreement effective 7/1/03, BISYS receives fees for administration, transfer agent, and fund accounting services computed daily at an annual rate of each Fund's average daily net assets. The fees for the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund are .30%, .35%, .30%, and .40%, respectively.

Pursuant to a Distribution Agreement between the Trust and BISYS, BISYS serves as the Funds' distributor ("Distributor"). Under a distribution (12b-1) plan adopted by the Trust, each Fund pays the Distributor an aggregate fee not to exceed on an annual basis 0.50% of the average daily net assets of such Fund's Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Each Fund pays the Distributor an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares. The Distributor may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

For the six months ended June 30, 2004, the distributor received approximately $520,646 from commissions earned on sales of Class A shares and on redemption of Class B shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares. Of the commissions reallowed, $17,870 went to affiliated dealers.

Certain officers of the Trust are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

BISYS is a subsidiary of The BISYS Group, Inc.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2004
(UNAUDITED)

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds are summarized below:

                                  Intermediate Income Fund           Core Stock Fund                 Value Index Fund
                                ---------------------------------------------------------------------------------------------
                                 Six Months     Year Ended       Six Months      Year Ended      Six Months      Year Ended
                                 Ended June     December 31,     Ended June      December 31,    Ended June      December 31,
                                 30, 2004          2003          30, 2004           2003         30, 2004           2003
                                ---------------------------------------------------------------------------------------------
Capital Transactions:
Class A Shares:

  Proceeds from shares issued.. $ 13,583,915    $ 10,952,297    $ 14,526,055    $ 14,069,287    $  4,068,317    $  6,414,811
  Dividends reinvested ........      395,494         611,731              --           9,990         151,328         191,949
  Cost of shares redeemed......   (2,205,360)     (4,423,230)     (2,593,472)     (4,070,014)       (830,757)     (1,126,306)
                                ------------    ------------    ------------    ------------    ------------    ------------
   Class A Share Transactions.. $ 11,774,049    $  7,140,798    $ 11,932,583    $ 10,009,263    $  3,388,888    $  5,480,454
                                ------------    ------------    ------------    ------------    ------------    ------------

Class B Shares:

  Proceeds from shares issued.. $  2,634,101    $  8,278,823    $  4,474,858    $  8,808,071    $  1,679,643    $  1,813,980
  Dividends reinvested.........      892,145       1,347,346              --              --          24,616          23,510
  Cost of shares redeemed .....   (7,654,430)     (6,643,459)    (10,716,213)    (12,603,652)       (180,173)       (515,073)
                                ------------    ------------    ------------    ------------    ------------    ------------
   Class B Share
     Transactions ............. $ (4,128,184)   $  2,982,710    $ (6,241,355)   $ (3,795,581)   $  1,524,086    $  1,322,417
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
  from capital transactions ... $  7,645,865    $ 10,123,508    $  5,691,228    $  6,213,682    $  4,912,974    $  6,802,871
                                ============    ============    ============    ============    ============    ============

Share Transactions:
Class A Shares:

  Issued ......................    1,363,625       1,087,566       1,087,197       1,206,812         461,752         864,340
  Reinvested ..................       39,672          60,851              --             856          17,495          26,832
  Redeemed ....................     (221,082)       (440,869)       (194,172)       (350,688)        (94,670)       (150,954)
                                ------------    ------------    ------------    ------------    ------------    ------------
   Change in Class A Shares....    1,182,215         707,548         893,025         856,980         384,577         740,218
                                ------------    ------------    ------------    ------------    ------------    ------------
Class B Shares:

  Issued ......................      264,326         824,384         345,296         781,338         191,547         238,705
  Reinvested ..................       89,497         134,459              --              --           2,849           3,287
  Redeemed ....................     (769,519)       (661,417)       (827,843)     (1,121,916)        (20,672)        (68,786)
                                ------------    ------------    ------------    ------------    ------------    ------------
   Change in Class B Shares....     (415,696)        297,426        (482,547)       (340,578)        173,724         173,206
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
  from share transactions......      766,519       1,004,974         410,478         516,402         558,301         913,424
                                ============    ============    ============    ============    ============    ============

                                     International Fund
                                ----------------------------
                                Six Months      Year Ended
                                Ended June      December 31,
                                30, 2004           2003
                                ----------------------------
Capital Transactions:
Class A Shares:

  Proceeds from shares issued.. $  8,309,657    $ 21,176,906
  Dividends reinvested ........            8         535,584
  Cost of shares redeemed......   (5,476,465)    (13,608,670)
                                ------------    ------------
   Class A Share Transactions.. $  2,833,200    $  8,103,820
                                ------------    ------------

Class B Shares:

  Proceeds from shares issued.. $  1,205,677    $  1,893,805
  Dividends reinvested.........          110          83,554
  Cost of shares redeemed .....   (1,147,336)     (2,538,351)
                                ------------    ------------
   Class B Share
     Transactions ............. $     58,451    $   (560,992)
                                ------------    ------------
Net increase (decrease)
  from capital transactions ... $  2,891,651    $  7,542,828
                                ============    ============

Share Transactions:
Class A Shares:

  Issued ......................      867,612       2,788,473
  Reinvested ..................            1          69,019
  Redeemed ....................     (570,710)     (1,782,233)
                                ------------    ------------
   Change in Class A Shares....      296,903       1,075,259
                                ------------    ------------
Class B Shares:

  Issued ......................      126,966         239,190
  Reinvested ..................            9          10,851
  Redeemed ....................     (122,173)       (327,162)
                                ------------    ------------
   Change in Class B Shares ...        4,802         (77,121)
                                ------------    ------------
Net increase (decrease)
  from share transactions......      301,705         998,138
                                ============    ============

MANAGEMENT OF TRUSTEES

MANAGEMENT OF TRUSTEES
(UNAUDITED)

                                                                TERM OF OFFICE
                                                POSITION HELD   AND LENGTH OF              PRINCIPAL OCCUPATION DURING
  NAME AND ADDRESS                   BIRTHDATE  WITH THE TRUST   TIME SERVED                   THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Howard L. Brenneman                  3/26/40     Chairman and    Indefinite,      President and CEO, Mennonite Mutual Aid
PO Box 483                                       Trustee         Since 12/2/93    December 1991 - present
Goshen, IN 46527

Karen Klassen Harder, Ph.D.          1/22/56     Trustee         Indefinite,      Associate Professor of Economics and Business,
Bluffton College                                                 Since 12/2/93    Bluffton College, August 2000 - present
Bluffton, OH 45817                                                                Professor, Bethel College, Jan. 1990 - Aug. 2000

Richard Reimer, Ph.D.                10/6/31     Trustee         Indefinite,      Retired. Professor of Economics,
The College of Wooster                                           Since 12/2/93    The College of Wooster
Wooster, OH 44691                                                                 January 1990 - present

Donald E. Showalter, Esq.            2/23/41     Trustee         Indefinite,      Attorney, the law firm of Wharton, Aldhizer
100 South Mason Street                                           Since 12/2/93    & Weaver
Harrisonburg, VA 22801                                                            June 1965 - present

Allen Yoder, Jr.                     8/4/27      Trustee         Indefinite,      President, Jayco, Inc.
PO Box 460                                                       Since 12/2/93    September 1993 - retirement
Middlebury, IN 46540

Bruce Harder                         1/17/41     Trustee         Indefinite,      Executive Director for Finance and Admin.,Tri-Met
4012 SE 17th Ave                                                 Since 2/11/00    1986 - present
Portland, OR 97202

R. Clair Sauder                      1/11/43     Trustee         Indefinite,      Partner, Encore Enterprises, LLC
630 Millcross Road                                               Since 6/30/02    May 2001 - present; Partner, C&D Enterprises
Lancaster, PA 17601                                                               Unlimited, 1998 to May 2001

John L. Liechty                      6/12/54     President       Indefinite,      Executive Management, Mennonite Mutual Aid
PO Box 483                                                       Since 8/19/97    1976 - present
Goshen, IN 46527

Trent Statczar                       8/31/71     Treasurer       Indefinite,      BISYS Fund Services
3435 Stelzer Rd                                                  Since 8/19/02    1993 - present
Columbus, OH 43219

Marlo J. Kauffman                    9/19/56     Vice President  Indefinite,      Financial Services Operation Manager,
PO Box 483                                                       Since 12/2/93    Mennonite Mutual Aid
Goshen, IN 46527                                                                  January 1981 - present

Walter B. Grimm                      6/3/45      Vice President  Indefinite,      BISYS Fund Services
3435 Stelzer Rd                                                  Since 12/2/93    June 1992 - present
Columbus, OH 43219

George Stevens                       2/10/51     Secretary       Indefinite,      BISYS Fund Services
3435 Stelzer Rd                                                  Since 5/19/98    September 1996 - present
Columbus, OH 43219

Alaina Metz                          4/7/67      Assistant       Indefinite,      Chief Admin Officer, BISYS Fund Services
3435 Stelzer Rd                                  Secretary       Since 11/12/96   June 1995 - present
Columbus, OH 43219

                                     NUMBER OF PORTFOLIOS
                                     OVERSEEN WITHIN THE
NAME AND ADDRESS                         FUND COMPLEX
-----------------------------------------------------------
Howard L. Brenneman                             4
PO Box 483
Goshen, IN 46527

Karen Klassen Harder, Ph.D.                     4
Bluffton College
Bluffton, OH 45817

Richard Reimer, Ph.D.                           4
The College of Wooster
Wooster, OH 44691

Donald E. Showalter, Esq.                       4
100 South Mason Street
Harrisonburg, VA 22801

Allen Yoder, Jr.                                4
PO Box 460
Middlebury, IN 46540

Bruce Harder                                    4
4012 SE 17th Ave
Portland, OR 97202

R. Clair Sauder                                 4
630 Millcross Road
Lancaster, PA 17601

John L. Liechty                                 4
PO Box 483
Goshen, IN 46527

Trent Statczar                                  4
3435 Stelzer Rd
Columbus, OH 43219

Marlo J. Kauffman                               4
PO Box 483
Goshen, IN 46527

Walter B. Grimm                                 4
3435 Stelzer Rd
Columbus, OH 43219

George Stevens                                  4
3435 Stelzer Rd
Columbus, OH 43219

Alaina Metz                                     4
3435 Stelzer Rd
Columbus, OH 43219

The Statement of Additional Information contains more information about The Funds and can be obtained free of charge by calling 1-800-762-6212.

A copy of the Trust's quarterly portfolio holdings for the quarter ending September 30, 2004, will be available without charge on the Securities and Exchange Commission's website at www.sec.gov.

                               INVESTMENT ADVISER
                             MMA Capital Management
                              Post Office Box 483
                             Goshen, Indiana 46527

                             INVESTMENT SUB-ADVISER
                           (INTERNATIONAL FUND ONLY)
                    Evergreen Investment Management Co. LLC
                               200 Berkley Street
                          Boston, Massachusetts 02116

                         ADMINISTRATOR AND DISTRIBUTOR
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                 LEGAL COUNSEL
                                  Dechert LLP
                        200 Clarendon Street, 27th Floor
                          Boston, Massachusetts 02116

                                    AUDITORS
                               Ernst & Young, LLP
                              41 South High Street
                              Columbus, Ohio 43215

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                            MMA PRAXIS MUTUAL FUNDS
                            3435 STELZER ROAD
                            COLUMBUS, OHIO 43219

ITEM 2. CODE OF ETHICS.

      Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

      NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

      If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

      DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

            (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                   (i) Has at least one audit committee financial expert serving on its audit committee; or

                   (ii) Does not have an audit committee financial expert
                       serving on its audit committee.

                (2) If the registrant provides the disclosure required by
                    paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                   (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                   (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

                (3) If the registrant provides the disclosure required by
                    paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

      (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

      (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

      (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

      (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

      (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

      (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

{NOTE - THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant's board of directors, where the registrant's most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}


ITEM 10. CONTROLS AND PROCEDURES.

      (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

      (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

      (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS.


      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

      (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

      (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)            MMA Praxis Mutual Funds
            --------------------------------------------------------------------

By (Signature and Title)*     /s/ Trent Statczar     Trent Statczar, Treasurer
                         -------------------------------------------------------

Date        09/02/04
    --------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Trent Statczar     Trent Statczar, Treasurer
                         -------------------------------------------------------

Date        09/02/04
    --------------------------------

By (Signature and Title)*     /s/ John L. Liechty     John L. Liechty, President
                         -------------------------------------------------------

Date        09/08/04
    --------------------------------


* Print the name and title of each signing officer under his or her signature.